Document And Entity Information	9 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Entity Registrant Name	Cryoport, Inc.
Entity Central Index Key	0001124524
Entity Filer Category	Smaller Reporting Company

Condensed Consolidated Balance Sheets (USD $)	Dec. 31, 2011	Mar. 31, 2011	Mar. 31, 2010
ASSETS
Cash and cash equivalents	$ 2,796,089	$ 9,278,443	$ 3,629,886
Restricted cash		91,169	90,404
Accounts receivable, net of allowances	83,708	55,794	81,036
Inventories	47,130	44,224
Other current assets	134,644	528,045	104,014
Total current assets	3,061,571	9,997,675	3,905,340
Property and equipment, net	736,447	669,580	559,241
Intangible assets, net	406,320	354,854	311,965
Deposits and other assets	19,744	9,358
Total assets	4,224,082	11,031,467	4,776,546
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable and accrued expenses	723,635	506,887	823,653
Accrued compensation and related expenses	553,192	402,746	312,002
Current portion of convertible debentures payable, net of discount	795,044	1,979,402	200,000
Line of credit and accrued interest		90,388	90,388
Current portion of related party notes payable	96,000	102,000	150,000
Derivative liabilities	47,344	156,497	334,363
Total current liabilities	2,215,215	3,237,920	1,910,406
Related party notes payable and accrued interest, net of current portion	1,387,994	1,423,412	1,478,256
Convertible debentures payable, net of current portion and discount		421,726	2,302,459
Total liabilities	3,603,209	5,083,058	5,691,121
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 2,500,000 shares authorized, none issued and outstanding
Common stock	28,283	27,505	8,137
Additional paid-in capital	58,852,206	58,016,991	45,021,097
Accumulated deficit	(58,259,616)	(52,096,087)	(45,943,809)
Total stockholders' equity (deficit)	620,873	5,948,409	(914,575)
Total liabilities and stockholders' equity (deficit)	$ 4,224,082	$ 11,031,467	$ 4,776,546

Condensed Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Mar. 31, 2011	Mar. 31, 2010
Condensed Consolidated Balance Sheets [Abstract]
Accounts receivable, allowances	$ 1,000	$ 9,100	$ 1,500
Current portion of convertible debentures payable, discount	35,524	197,226	0
Convertible debentures payable, net of current portion, discount	$ 0	$ 8,842	$ 728,109
Preferred stock, par value	$ 0.001	$ 0.001
Preferred stock, shares authorized	2,500,000	2,500,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	250,000,000	250,000,000	250,000,000
Common stock, shares issued	28,283,074	27,504,604	8,136,619
Common stock, shares outstanding	28,283,074	27,504,604	8,136,619

Condensed Consolidated Statements Of Operations (USD $)	3 Months Ended		9 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2011	Mar. 31, 2010
Condensed Consolidated Statements Of Operations [Abstract]
Net revenues	$ 144,254	$ 99,569	$ 378,718	$ 375,438	$ 475,504	$ 117,956
Cost of revenues	344,702	256,523	1,062,532	1,029,275	1,302,988	717,710
Gross loss	(200,448)	(156,954)	(683,814)	(653,837)	(827,484)	(599,754)
Operating expenses:
Selling, general and administrative	1,740,324	1,080,768	4,933,102	3,138,337	4,320,461	3,312,635
Research and development	120,702	105,020	346,637	341,655	449,129	284,847
Total operating expenses	1,861,026	1,185,788	5,279,739	3,479,992	4,769,590	3,597,482
Loss from operations	(2,061,474)	(1,342,742)	(5,963,553)	(4,133,829)	(5,597,074)	(4,197,236)
Other income (expense):
Interest income	698	3,547	12,513	10,896	15,571	8,164
Interest expense	(78,974)	(151,428)	(320,042)	(447,588)	(618,765)	(7,028,684)
Loss on sale of property and equipment						(9,184)
Change in fair value of derivative liabilities	60,185	33,987	109,153	276,860	49,590	5,576,979
Total other expense, net	(18,091)	(113,894)	(198,376)	(159,832)	(553,604)	(1,452,725)
Loss before income taxes	(2,079,565)	(1,456,636)	(6,161,929)	(4,293,661)	(6,150,678)	(5,649,961)
Income taxes			1,600	1,600	1,600	1,600
Net loss	$ (2,079,565)	$ (1,456,636)	$ (6,163,529)	$ (4,295,261)	$ (6,152,278)	$ (5,651,561)
Net loss per common share, basic and diluted	$ (0.07)	$ (0.11)	$ (0.22)	$ (0.4)	$ (0.46)	$ (1.13)
Basic and diluted weighted average common shares outstanding	28,246,661	13,564,985	27,969,167	10,669,173	13,301,769	5,011,057

Condensed Consolidated Statements Of Cash Flows (USD $)	9 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2011	Mar. 31, 2010
Operating Activities
Net loss	$ (6,163,529)	$ (4,295,261)	$ (6,152,278)	$ (5,651,561)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	250,737	176,295	245,477	150,093
Amortization of deferred financing costs				159,516
Amortization of debt discount	170,544	385,752	522,041	6,417,346
Fair value of stock options and warrants issued to consultants, employees and directors	527,981	391,315		166,094
Share-based compensation related to stock options and warrants issued to consultants, employees and directors			477,620	865,895
Change in fair value of derivative instruments	(109,153)	(276,860)	(49,590)	(5,576,979)
Loss on sale of assets				9,184
Loss on disposal of Cryogenic shippers		3,510	6,517	21,285
Interest accrued on restricted cash	(274)	(620)	(765)	649
Changes in operating assets and liabilities:
Accounts receivable	(27,914)	45,112	25,242	(78,490)
Inventories	(2,906)	365	16,004	81,012
Other assets	155,937	(109,289)	(155,851)	(50,219)
Accounts payable and accrued expenses	338,475	(160,252)	(109,728)	209,907
Accrued warranty costs				(18,743)
Accrued compensation and related expenses	150,446	157,015	306,744	105,822
Accrued interest	36,194	43,712	57,156	335,830
Net cash used in operating activities	(4,673,462)	(3,639,206)	(4,811,411)	(2,853,359)
Investing Activities
Decrease in restricted cash				10,000
Purchases of intangible assets	(125,213)	(95,479)	(124,050)	(116,948)
Purchases of property and equipment	(243,857)	(299,067)	(341,400)	(31,926)
Net cash used in investing activities	(369,070)	(394,546)	(465,450)	(138,874)
Financing Activities
Proceeds from issuance of common stock, net of cash paid for issuance costs			11,571,286	4,046,863
Proceeds from borrowings under convertible notes				1,321,500
Repayments of convertible debentures payable	(1,776,628)		(423,372)
Payment of deferred financing costs	(158,270)	(275,699)	(275,699)	(92,520)
Proceeds from exercise of warrants	571,633		213,203	1,437,100
Repayments of related party notes payable	(78,000)	(90,000)	(160,000)	(120,000)
Repayments of note payable to officer				(143,950)
Payment of fees associated with the exercise of warrants				(76,632)
Proceeds from private placement of common stock, net of cash paid for issuance costs		3,480,541
Restricted cash-investor funds		255,000
Deposits from investors		(255,000)
Payment on line of credit	(90,000)
Proceeds from release of restricted cash	91,443
Net cash (used in) provided by financing activities	(1,439,822)	3,114,842	10,925,418	6,372,361
Net change in cash and cash equivalents	(6,482,354)	(918,910)	5,648,557	3,380,128
Cash and cash equivalents, beginning of period	9,278,443	3,629,886	3,629,886	249,758
Cash and cash equivalents, end of period	2,796,089	2,710,976	9,278,443	3,629,886
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest	113,305	16,841	39,568	13,875
Income taxes	1,600	1,600	1,600	1,600
SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES:
Cashless exercise of warrants	36
Deferred financing costs offset against proceeds in additional paid-in capital		72,862
Fair value of options issued to employee in lieu of cash bonus		216,000	216,000
Reduction of accrued offering costs in connection with February 2010 financing		29,067	29,067
Estimated fair value of shares issued for services		23,999
Reclassification of property and equipment to inventories		60,228	60,228
Offering costs in connection with equity financing included in accounts payable			121,727	304,766
Settlement of accounts payable with shares of common stock			23,999
Conversion of debt to common stock			200,000	5,728,884
Reclassification of embedded conversion feature to equity upon conversion				2,728,459
Cashless exercise of warrants and stock options			114	16
Cumulative effect of accounting change to accumulated deficit for derivative liabilities				9,657,893
Cumulative effect of accounting change to additional paid-in capital for derivative liabilities				4,217,730
Reclassification of inventory to property and equipment				449,229
Addition of principal due to debt modifications				646,369
Reclassification of derivative liabilities to additional paid-in capital upon fixing conversion feature and warrant price			128,276	9,009,329
Estimated fair value of warrants issued to related party in connection with an advisory services agreement			302,769
Cumulative effect of accounting change to debt discount for derivative liabilities				2,595,095
Debt discount in connection with convertible debt financing				$ 1,080,201

Consolidated Statements Of Stockholders' Equity (Deficit) (USD $)	Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Deficit [Member]	Total
Balance at Mar. 31, 2009	$ 4,186	$ 25,854,265	$ (30,634,355)	$ (4,775,904)
Balance, shares at Mar. 31, 2009	4,186,194
Cumulative effect related to adoption of new accounting principle		(4,217,730)	(9,657,893)	(13,875,623)
Issuance of common stock for conversion of convertible notes payable including accrued interest	519	1,459,682		1,460,201
Issuance of common stock for conversion of convertible notes payable including accrued interest, shares	519,186
Issuance of common stock for conversion of convertible debentures and accrued interest	1,237	4,267,446		4,268,683
Issuance of common stock for conversion of convertible debentures and accrued interest, shares	1,236,316
Reclassification of derivative liability to additional paid-in capital upon conversion of convertible notes and debentures		2,728,459		2,728,459
Reclassification of derivative liability to additional paid-in capital upon effectively fixing conversion feature and warrant price		9,009,329		9,009,329
Estimated fair value of warrants issued as commission for debt financing		63,396		63,396
Issuance of common stock for services, shares	33,490
Issuance of common stock for services	33	166,061		166,094
Exercise of warrants for cash net, shares	479,033
Exercise of warrants for cash, net	479	1,359,989		1,360,468
Cashless exercise of warrants and stock options, shares	15,753
Cashless exercise of warrants and stock options	16	(16)		16
Issuance of units in public offering, net of offering costs	1,667	3,740,430		3,742,097
Issuance of units in public offering, net of offering costs, shares	1,666,667
Share-based compensation related to stock options and warrants issued to consultants, employees and directors		589,786		589,786
Fractional share adjustment for stock split	(20)
Net loss			(5,651,561)	(5,651,561)
Balance at Mar. 31, 2010	8,137	45,021,097	(45,943,809)	(914,575)
Balance, shares at Mar. 31, 2010	8,136,619
Reclassification of derivative liability to additional paid-in capital upon effectively fixing conversion feature and warrant price		128,276		128,276
Issuance of common stock for services, shares	13,636
Issuance of common stock for services	14	23,985		23,999
Cashless exercise of warrants and stock options				114
Share-based compensation related to stock options and warrants issued to consultants, employees and directors		971,158		971,158
Issuance of common stock for conversion of convertible debentures	67	199,933		200,000
Issuance of common stock for conversion of convertible debentures, shares	66,666
Reduction of accrued offering costs in connection with February 2010 financing		29,067		29,067
Exercise of warrants and options for cash	279	212,924		213,203
Exercise of warrants and options for cash, shares	279,094
Cashless exercise of warrants	114	(114)
Cashless exercise of warrants, shares	114,061
Issuance of units in private placement offering, net of offering costs	18,894	11,430,665		11,449,559
Issuance of units in private placement offering net of offering costs, shares	18,894,507
Net loss			(6,152,278)	(6,152,278)
Balance at Mar. 31, 2011	$ 27,505	$ 58,016,991	$ (52,096,087)	$ 5,948,409
Balance, shares at Mar. 31, 2011	27,504,583

Consolidated Statements Of Stockholders' Equity (Deficit) (Parenthetical) (USD $)	12 Months Ended
	Mar. 31, 2010 Public Offering [Member]	Mar. 31, 2011 Private Placement [Member]
Offering costs	$ 1,257,904	$ 1,776,605

Management's Representation And Basis Of Presentation	9 Months Ended
Dec. 31, 2011
Management's Representation And Basis Of Presentation [Abstract]
Management's Representation And Basis Of Presentation

Note 1. Management's Representation and Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared by CryoPort, Inc. (the "Company" or "we") in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information, and pursuant to the instructions to Form 10-Q and Article 8 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"). Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statement presentation. However, the Company believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments (consisting primarily of normal recurring accruals) considered necessary for a fair presentation have been included.

Operating results for the nine months ended December 31, 2011 are not necessarily indicative of the results that may be expected for the year ending March 31, 2012. The unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

The Company has evaluated subsequent events through the date of this filing, and determined that no subsequent events have occurred that would require recognition in the unaudited condensed consolidated financial statements or disclosure in the notes thereto other than as disclosed in the accompanying notes.

Organization And Summary Of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies

Note 2. Organization and Summary of Significant Accounting Policies

The Company

The Company is a provider of an innovative cold chain frozen shipping system dedicated to providing superior, affordable cryogenic shipping solutions that ensure the safety, status and temperature of high value, temperature sensitive materials. The Company has developed cost-effective reusable cryogenic transport containers (referred to as a "shipper") capable of transporting biological, environmental and other temperature sensitive materials at temperatures below minus 150° Celsius. These dry vapor shippers are one of the first significant alternatives to using dry ice and achieve 10-plus day holding times compared to one to two day holding times with dry ice (assuming no re-icing during transit). The Company's value proposition comes from both providing safe transportation and an environmentally friendly, long lasting shipper, and through its value-added services that offer a simple hassle-free solution for its customers. These value-added services include an internet-based web portal that enables the customer to conveniently initiate scheduling, shipping and tracking the progress and status of a shipment, and provide in-transit temperature and custody transfer monitoring of the shipper. The Company's service also provides a fully ready charged shipper containing all freight bills, customs documents and regulatory paperwork for the entire journey of the shipper to its customers at their pick up location.

The Company's principal focus has been the further development and commercial launch of the CryoPort Express® Portal, an innovative IT solution for shipping and tracking high-value specimens through overnight shipping companies, and its CryoPort Express® Shipper, a dry vapor cryogenic shipper for the transport of biological and pharmaceutical materials. A dry vapor cryogenic shipper is a container that uses liquid nitrogen in dry vapor form, which is suspended inside a vacuum insulated bottle as a refrigerant, to provide storage temperatures below minus 150° Celsius. The dry vapor shipper is designed using innovative, proprietary, and patented technology which prevents spillage of liquid nitrogen and pressure build up as the liquid nitrogen evaporates. A proprietary retention system is employed to ensure that liquid nitrogen stays inside the vacuum container, even when placed upside-down or on its side as is often the case when in the custody of a shipping company. Biological specimens are stored in a specimen chamber, referred to as a "well" inside the containers and refrigeration is provided by non-hazardous cold nitrogen gas evolving from the liquid nitrogen entrapped within the retention system surrounding the well. Biological specimens transported using our cryogenic shipper can include clinical samples, diagnostics, live cell pharmaceutical products (such as cancer vaccines, semen and embryos, and infectious substances) and other items that require and/or are protected through continuous exposure to frozen or cryogenic temperatures (less than minus 150° Celsius).

The Company entered into its first strategic relationship with the global courier Federal Express Corporation ("FedEx") on January 13, 2010 pursuant to which the Company leases to FedEx such number of its cryogenic shippers that FedEx, from time to time, orders for FedEx's customers. Under this agreement, FedEx has the right to and shall, on a non-exclusive basis, promote market and sell transportation of the Company's shippers and its related value-added goods and services, such as its data logger, web portal and planned CryoPort Express® Smart Pak System. On January 24, 2011, we announced that FedEx had launched its deep frozen shipping solution using our CryoPort Express® Dry Shipper. On September 2, 2010, the Company entered into an agreement with another global courier, DHL Express (USA), Inc. ("DHL") that gives DHL life science customers direct access to the Company's web-based order entry and tracking portal to order the CryoPort Express® Dry Shipper and receive preferred DHL shipping rates. The agreement covers DHL shipping discounts that may be used to support the Company's customers using the CryoPort Express® shipping solution. In connection with the agreement, the Company has integrated its proprietary web portal to DHL's tracking and billing systems to provide DHL life science customers with a seamless way of shipping their critical biological material worldwide. The IT integration with DHL was completed during the Company's fourth quarter of fiscal year 2011.

We offer our solution to companies in the life sciences industry. These companies operate within a heavily regulated environment and as such, changing vendors and distribution practices typically require a number of steps which may include the audit of our facilities, review of our procedures, qualifying us as a vendor, and performing test shipments. This process can take several months or longer to complete prior to a company fully adopting the Cryoport Express solution.

Historically, we have funded our operations and the development and commercial launch of our CryoPort Express® solution through debt and equity financing arrangements. Future capital requirements will depend upon many factors, including the success of our commercialization efforts and the level of customer adoption of our CryoPort Express® System as well as our ability to establish additional collaborative arrangements.

We continue to assess our needs for additional capital to ensure sufficient financial resources are available to fund our working capital needs, capital expenditures and other cash requirements. We believe that our access to additional capital, together with existing cash resources and the expected increase in sales revenue will be sufficient to meet our operating needs for the next twelve months. If, however, we are unable to obtain additional capital or financing, our operations will be significantly affected.

Principles of Consolidation

The unaudited condensed consolidated financial statements include the accounts of CryoPort, Inc. and its wholly owned subsidiary, CryoPort Systems, Inc. All intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from estimated amounts. The Company's significant estimates include allowances for doubtful accounts and sales returns, recoverability of long-lived assets, deferred taxes and their accompanying valuations, valuation of derivative liabilities and valuation of common stock, warrants and stock options issued for products or services.

Fair Value of Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, accounts receivable, related-party notes payable, convertible notes payable, accounts payable and accrued expenses. The carrying value for all such instruments approximates fair value at December 31, 2011 and March 31, 2011, respectively. The difference between the fair value and recorded values of the related party notes payable is not significant.

Cash and Cash Equivalents

The Company considers highly liquid investments with original maturities of 90 days or less to be cash equivalents.

Concentrations of Credit Risk

Cash and cash equivalent

The Company maintains its cash accounts in financial institutions. Accounts at these institutions are insured by the Federal Deposit Insurance Corporation ("FDIC") with basic deposit coverage limits up to $250,000 per owner. In addition to the basic insurance deposit coverage, the FDIC is providing temporary unlimited coverage for noninterest-bearing transaction accounts from December 31, 2010 through December 31, 2012. At December 31, 2011 and March 31, 2011, the Company had approximately $2,327,000 and $8,701,000, respectively, of cash balances which exceeded the FDIC insurance limits. The Company performs ongoing evaluations of these institutions to limit its concentration risk exposure.

Restricted cash

The Company had invested cash in a one year restricted certificate of deposit bearing interest at 1% which served as collateral for borrowings under a line of credit agreement (see Note 3). During August 2011, the Company paid the line of credit balance in full. The certificate of deposit account was closed and the proceeds of $91,443 were recorded as cash and cash equivalents in September 2011. At December 31, 2011 and March 31, 2011, the balance in the certificate of deposit was $0 and $91,169, respectively.

Customers

The Company grants credit to customers within the U.S. and to a limited number of international customers and does not require collateral. Revenues from international customers are generally secured by advance payments except for a limited number of established foreign customers. The Company generally requires advance or credit card payments for initial revenues from new customers. The Company's ability to collect receivables is affected by economic fluctuations in the geographic areas and industries served by the Company. Reserves for uncollectible amounts are provided based on past experience and a specific analysis of the accounts which management believes is sufficient. Accounts receivable at December 31, 2011 and March 31, 2011 are net of reserves for doubtful accounts of approximately $1,000 and $9,100, respectively. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts.

The Company has foreign net revenues primarily in Europe, Japan, and India. During the three month periods ended December 31, 2011 and 2010, the Company had foreign sales of approximately $83,000 and $18,000, respectively, which constituted approximately 58% and 18%, respectively, of net revenues. During the nine month periods ended December 31, 2011 and 2010, the Company had foreign sales of approximately $204,000 and $114,000, respectively, which constituted approximately 54% and 30%, respectively, of net revenues.

The majority of the Company's customers are in the biotechnology, pharmaceutical and life science industries. Consequently, there is a concentration of receivables within these industries, which is subject to normal credit risk. At December 31, 2011, net revenues for the three and nine months ended December 31, 2011 from three major customers accounted for 27% and 34%, respectively, of our total net revenues. At December 31, 2010, net revenues for the three and nine months ended December 31, 2010 from three major customers accounted for 58% and 71%, respectively, of our total net revenues. The Company maintains reserves for bad debt and such losses, in the aggregate, historically have not exceeded our estimates.

Inventories

The Company's inventories consist of accessories that are sold and shipped to customers along with pay-per-use containers and are not returned to the Company along with the containers at the culmination of the customer's shipping cycle. Inventories are stated at the lower of standard cost or current estimated market value. Cost is determined using the standard cost method which approximates the first-in, first-to-expire method. At December 31, 2011 and March 31, 2011, the Company's inventories consisted of $38,342 and $37,739 in raw materials, respectively, and $8,788 and $6,485 in finished goods, respectively.

Property and Equipment

The Company provides shipping containers to its customers and charges a fee in exchange for the use of the container. The Company's arrangements are similar to the accounting standard for leases since they convey the right to use the containers over a period of time. The Company retains title to the containers and provides its customers the use of the container for a specified shipping cycle. At the culmination of the customer's shipping cycle, the container is returned to the Company. As a result the Company classifies the containers as property and equipment.

Property and equipment are recorded at cost. Cryogenic shippers, which comprise 84% of the Company's net property and equipment balance at December 31, 2011, are depreciated using the straight-line method over their estimated useful lives of three years. Equipment and furniture are depreciated using the straight-line method over their estimated useful lives (generally three to seven years) and leasehold improvements are amortized using the straight-line method over the estimated useful life of the asset or the lease term, whichever is shorter. Equipment acquired under capital leases is amortized over the estimated useful life of the assets or term of the lease, whichever is shorter and included in depreciation and amortization expense.

Betterments, renewals and extraordinary repairs that extend the lives of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation and amortization applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in current operations.

Depreciation expense for property and equipment was $62,566 and $176,990, and $44,739 and $115,083 for the three and nine months ended December 31, 2011 and 2010, respectively.

Intangible Assets

Intangible assets are comprised of patents and trademarks and software development costs. The Company capitalizes costs of obtaining patents and trademarks which are amortized, using the straight-line method over their estimated useful life of five years. The Company capitalizes certain costs related to software developed for internal use. Software development costs incurred during the preliminary or maintenance project stages are expensed as incurred, while costs incurred during the application development stage are capitalized and amortized using the straight-line method over the estimated useful life of the software, which is five years. Capitalized costs include purchased materials and costs of services including the valuation of warrants issued to consultants.

Amortization expense for intangible assets for the three and nine months ended December 31, 2011 and 2010 was $26,120 and $73,747, and $21,860 and $61,212 respectively. All of the Company's intangible assets are subject to amortization.

Long-lived Assets

If indicators of impairment exist, we assess the recoverability of the affected long-lived assets by determining whether the carrying value of such assets can be recovered through undiscounted future operating cash flows. If impairment is indicated, we measure the amount of such impairment by comparing the fair value to the carrying value. We believe the future cash flows to be received from the long-lived assets will exceed the assets' carrying value, and accordingly, we have not recognized any impairment losses at December 31, 2011 or March 31, 2011.

Deferred Financing Costs

Deferred financing costs represent costs incurred in connection with the issuance of the convertible notes payable and private equity financing. Deferred financing costs related to the issuance of debt are being amortized over the term of the financing instrument using the effective interest method, while deferred financing costs from equity financings are netted against the gross proceeds received from the equity financings.

During the three and nine month periods ended December 31, 2011, the Company had no capitalized deferred financing costs. During the three and nine month periods ended December 31, 2010, the Company capitalized deferred financing costs of $68,808 and $159,171, respectively, and was charged to additional paid-in capital upon the closing of the private placements in August and October 2010. During the three and nine months ended December, 2011, the Company incurred and paid $0 and $36,543, respectively, of offering costs in connection with the private placement that closed in February 2011 which were charged to additional paid-in capital and netted against the proceeds received in the private placements. During the three and nine months ended December 31, 2011, the Company made payments of $0 and $121,727, respectively, in connection with financing fees related to the private placement in February 2011, which were included in accounts payable and accrued expenses in the accompanying condensed consolidated balance sheet at March 31, 2011.

Convertible Debentures

If a conversion feature of conventional convertible debt is not accounted for as a derivative instrument and provides for a rate of conversion that is below market value, this feature is characterized as a beneficial conversion feature ("BCF"). A BCF is recorded by the Company as a debt discount. The convertible debt is recorded net of the discount related to the BCF. The Company amortizes the discount to interest expense over the life of the debt using the effective interest rate method.

Derivative Liabilities

Certain of the Company's issued and outstanding common stock purchase warrants and embedded conversion features which have exercise price reset features are treated as derivatives for accounting purposes. The common stock purchase warrants were not issued with the intent of effectively hedging any future cash flow, fair value of any asset, liability or any net investment in a foreign operation. The warrants do not qualify for hedge accounting, and as such, all future changes in the fair value of these warrants are recognized currently in earnings until such time as the warrants are exercised, expire or the related rights have been waived. These common stock purchase warrants do not trade in an active securities market, and as such, the Company estimates the fair value of these warrants using the Black-Scholes option pricing model ("Black-Scholes") (see Note 6 Derivative Liabilities).

Supply Concentration Risks

The component parts for our products are primarily manufactured at third party manufacturing facilities. The Company also has a warehouse at our corporate offices in Lake Forest, California, where the Company is capable of manufacturing certain parts and fully assembles its products. Most of the components that the Company uses in the manufacture of its products are available from more than one qualified supplier. For some components, however, there are relatively few alternate sources of supply and the establishment of additional or replacement suppliers may not be accomplished immediately; however, the Company has identified alternate qualified suppliers which the Company believes could replace existing suppliers. Should this occur, the Company believes that with its current level of shippers and production rate the Company has enough components to cover a four to six week maximum disruption gap in production.

There are no specific long-term agreements with any manufacturer nor are there any long-term commitments to any manufacturer. The Company believes that any of the manufacturers currently used by it could be replaced within a short period of time as none have a proprietary component or a substantial capital investment specific to its products.

Revenue Recognition

The Company provides shipping containers to their customers and charges a fee in exchange for the use of the shipper. The Company's arrangements are similar to the accounting standard for leases since they convey the right to use the containers over a period of time. The Company retains title to the containers and provides its customers the use of the container for a specified shipping cycle. At the culmination of the customer's shipping cycle, the container is returned to the Company.

The Company recognizes revenue for the use of the shipper at the time of the delivery of the shipper to the end user of the enclosed materials, and at the time that collectability is reasonably certain. Revenue is based on gross sales, net of discounts and allowances.

Accounting for Shipping and Handling Revenue, Fees and Costs

The Company classifies amounts billed for shipping and handling as revenue. Shipping and handling fees and costs are included in cost of revenues in the accompanying condensed consolidated statements of operations.

Research and Development Expenses

Expenditures relating to research and development are expensed in the period incurred. Research and development expenses to date have consisted primarily of costs associated with continually improving the features of the CryoPort Express® System including the web based customer service portal and the CryoPort Express® Shippers. Further, these efforts are expected to lead to the introduction of shippers of varying sizes based on market requirements, constructed of lower cost materials and utilizing high volume manufacturing methods that will make it practical to provide the cryogenic packages offered by the CryoPort Express® System. Other research and development effort has been directed toward improvements to the liquid nitrogen retention system to render it more reliable in the general shipping environment and to the design of the outer packaging. Alternative phase change materials in place of liquid nitrogen may be used to increase the potential markets these shippers can serve such as ambient and 2-8°C markets.

Stock-based Compensation

The Company accounts for share-based payments to employees and directors in accordance with share-based payment accounting guidance which requires all share-based payments to employees and directors, including grants of employee stock options and warrants, to be recognized based upon their fair values. The fair value of stock-based awards is estimated at grant date using Black-Scholes and the portion that is ultimately expected to vest is recognized as compensation cost over the requisite service period.

Since stock-based compensation is recognized only for those awards that are ultimately expected to vest, the Company has applied an estimated forfeiture rate to unvested awards for the purpose of calculating compensation cost. These estimates will be revised, if necessary, in future periods if actual forfeitures differ from estimates. Changes in forfeiture estimates impact compensation cost in the period in which the change in estimate occurs. The estimated forfeiture rates at December 31, 2011 and March 31, 2011 was zero as the Company has not had a significant history of forfeitures and does not expect significant forfeitures in the future.

Cash flows from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options or warrants are classified as financing cash flows. Due to the Company's loss position, there were no such tax benefits during the three and nine months ended December 31, 2011 and 2010. (See Note 8. Equity, for the stock plan descriptions and summary of assumptions and activity).

Equity Instruments Issued to Non-Employees for Acquiring Goods or Services

Issuances of the Company's common stock for acquiring goods or services are measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The measurement date for the fair value of the equity instruments issued to consultants or vendors is determined at the earlier of (i) the date at which a commitment for performance to earn the equity instruments is reached (a "performance commitment" which would include a penalty considered to be of a magnitude that is a sufficiently large disincentive for nonperformance) or (ii) the date at which performance is complete. When it is appropriate for the Company to recognize the cost of a transaction during financial reporting periods prior to the measurement date, for purposes of recognition of costs during those periods, the equity instrument is measured at the then-current fair values at each of those interim financial reporting dates (see Note 8 Equity—Warrants and Options).

Income Taxes

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. The Company is a subchapter "C" corporation and files a federal income tax return. The Company files separate state income tax returns for California and Nevada. It is not anticipated that there will be a significant change in the unrecognized tax benefits over the next twelve months.

In June 2006, the Financial Accounting Standards Board ("FASB") issued an interpretation which clarified the accounting for uncertainty in income taxes recognized in the financial statements in accordance with current guidance. The updated guidance provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition threshold. The Company did not record any unrecognized tax benefits upon adoption of the accounting for uncertainty in income taxes. The Company's policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense.

Basic and Diluted Loss Per Share

Basic loss per common share is computed based on the weighted average number of shares outstanding during the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. In addition, in computing the dilutive effect of convertible securities, the numerator is adjusted to add back the after-tax amount of interest, if any, recognized in the period associated with any convertible debt. For the three and nine months ended December 31, 2011 and 2010, the Company was in a loss position and the basic and diluted loss per share are the same since the effect of stock options, warrants and convertible notes payable on loss per share was anti-dilutive and thus not included in the diluted loss per share calculation. The impact under the treasury stock method of dilutive stock options and warrants and the if-converted method of convertible debt would have resulted in weighted average common shares outstanding of approximately 31,940,000 and 34,340,000 and 14,667,000 and 12,756,000 for the three and nine month periods ended December 31, 2011 and 2010, respectively.

Segment Reporting

We currently operate in only one segment.

Recent Accounting Pronouncements

In June 2011, the FASB updated the accounting guidance on alignment of disclosures for U.S. GAAP and the International Financial Reporting Standards, or IFRS, by updating Topic 820 entitled "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS", relating to presentation of fair value measurements reported in financial statements. The updated guidance requires companies to align fair value measurement and disclosure requirements between U.S. GAAP and IFRS. The updated guidance is effective beginning in our fiscal 2012 year and earlier adoption is not permitted. The adoption of this guidance is not expected to have a material impact on our financial position or results of operations.

Fair Value Measurements

The Company determines the fair value of its derivative instruments using a three-level hierarchy for fair value measurements which these assets and liabilities must be grouped, based on significant levels of observable or unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions. This hierarchy requires the use of observable market data when available. These two types of inputs have created the following fair-value hierarchy:

Level 1—Valuations based on unadjusted quoted market prices in active markets for identical securities. Currently the Company does not have any items classified as Level 1.

Level 2—Valuations based on observable inputs (other than Level 1 prices), such as quoted prices for similar assets at the measurement date; quoted prices in markets that are not active; or other inputs that are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement, and involve management judgment. The Company uses Black-Scholes to determine the fair value of the instruments. If the inputs used to measure fair value fall in different levels of the fair value hierarchy, a financial security's hierarchy level is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the Company's warrants measured at fair value on a recurring basis as of December 31, 2011 and March 31, 2011 classified using the valuation hierarchy:

	Level 3 Carrying Value December 31, 2011	Level 3 Carrying Value March 31, 2011
	(unaudited)
Derivative Liabilities	$47,344	$156,497

The following table provides a reconciliation of the beginning and ending balances for the Company's derivative liabilities measured at fair value using Level 3 inputs for the nine months ended December 31, 2011 and 2010:

	Level 3 Carrying Value 2011	Level 3 Carrying Value 2011
Balance at March 31	$156,497	$334,363
Change in fair value	(109,153)	(276,860)

Balance at December 31 (unaudited)	$47,344	$57,503

Note 1. Organization and Summary of Significant Accounting Policies

The Company

CryoPort, Inc. (the "Company" or "we") is a provider of an innovative cold chain frozen shipping system dedicated to providing superior, affordable cryogenic shipping solutions that ensure the safety, status and temperature of high value, temperature sensitive materials. The Company has developed cost-effective reusable cryogenic transport containers (referred to as "shippers") capable of transporting biological, environmental and other temperature sensitive materials at temperatures below minus 150° Celsius. These dry vapor shippers are one of the first significant alternatives to dry ice shipping and achieve 10-plus day holding times compared to one to two day holding times with dry ice (assuming no re-icing during transit). The Company's value proposition comes from both providing safe transportation and an environmentally friendly, long lasting shipper, and through its value-added services that offer a simple hassle-free solution for its customers. These value-added services include an internet-based web portal that enables the customer to conveniently initiate scheduling, shipping and tracking of the progress and status of a shipment, and provides in-transit temperature and custody transfer monitoring services of the shipper. Our service also provides a fully ready charged shipper containing all freight bills, customs documents and regulatory paperwork for the entire journey of the shipper to its customers at their pick up location.

The Company's principal focus has been the further development and commercial launch of CryoPort Express® Portal, an innovative IT solution for shipping and tracking high-value specimens through overnight shipping companies, and it's CryoPort Express® Shipper, a dry vapor cryogenic shipper for the transport of biological and pharmaceutical materials. A dry vapor cryogenic shipper is a container that uses liquid nitrogen in dry vapor form, which is suspended inside a vacuum insulated bottle as a refrigerant, to provide storage temperatures below minus 150° Celsius. The dry vapor shipper is designed using innovative, proprietary, and patented technology which prevents spillage of liquid nitrogen and pressure build up as the liquid nitrogen evaporates. A proprietary foam retention system is employed to ensure that liquid nitrogen stays inside the vacuum container, even when placed upside-down or on its side as is often the case when in the custody of a shipping company. Biological specimens are stored in a specimen chamber, referred to as a "well" inside the containers and refrigeration is provided by harmless cold nitrogen gas evolving from the liquid nitrogen entrapped within the foam retention system surrounding the well. Biological specimens transported using our cryogenic shipper can include clinical samples, diagnostics, live cell pharmaceutical products (such as cancer vaccines, semen and embryos, and infectious substances) and other items that require and/or are protected through continuous exposure to frozen or cryogenic temperatures (less than minus 150° Celsius).

The Company entered into its first strategic relationship with a global courier on January 13, 2010 with Federal Express Corporation ("FedEx") pursuant to which the Company leases to FedEx such number of its cryogenic shippers that FedEx, from time to time, orders for its customers. Under this agreement, FedEx has the right to and shall, on a non-exclusive basis, promote market and sell transportation of the Company's shippers and its related value-added goods and services, such as its data logger, web portal and planned CryoPort Express® Smart Pak System. On January 24, 2011 we announced that FedEx had launched its deep frozen shipping solution using our CryoPort Express® Dry Shipper. On September 2, 2010, the Company entered into an agreement with DHL Express (USA), Inc. ("DHL") that gives DHL life science customers direct access to the Company's web-based order entry and tracking portal to order the CryoPort Express® Shipper and receive preferred DHL shipping rates. The agreement covers DHL shipping discounts that may be used to support the Company's customers using the CryoPort Express® shipping solution. In connection with the agreement, the Company has integrated its proprietary web portal to DHL's tracking and billing systems to provide DHL life science customers with a seamless way of shipping their critical biological material worldwide. The IT integration with DHL was completed during the Company's fourth quarter of fiscal year 2011.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S") ("GAAP").

Reverse Stock Split

On February 5, 2010, we effected a 10-for-1 reverse stock split of all of our issued and outstanding shares of common stock (the "Reverse Stock Split") by filing a Certificate of Amendment to Amended and Restated Articles of Incorporation with the Secretary of State of Nevada. The par value and number of authorized shares of our common stock remained unchanged. The number of shares and per share amounts included in the consolidated financial statements and the accompanying notes have been adjusted to reflect the Reverse Stock Split retroactively. Unless otherwise indicated, all references to number of shares, per share amounts and earnings per share information contained in this report give effect to the Reverse Stock Split.

Principles of Consolidation

The consolidated financial statements include the accounts of CryoPort, Inc. and its wholly owned subsidiary, CryoPort Systems, Inc. All intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from estimated amounts. The Company's significant estimates include allowances for doubtful accounts and sales returns, recoverability of long-lived assets, allowance for inventory obsolescence, deferred taxes and their accompanying valuations, valuation of derivative liabilities and valuation of common stock, warrants and stock options issued for products or services.

Fair Value of Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, restricted cash, accounts receivable, related-party notes payable, a line of credit, convertible notes payable, accounts payable and accrued expenses. The carrying value for all such instruments approximates fair value at March 31, 2011 and 2010. The difference between the fair value and recorded values of the related party notes payable is not significant. The Company's restricted cash is carried at amortized cost which approximates fair value at March 31, 2011 and 2010.

Cash and Cash Equivalents

The Company considers highly liquid investments with original maturities of 90 days or less to be cash equivalents.

Concentrations of Credit Risk

The Company maintains its cash accounts in financial institutions. Accounts at these institutions are insured by the Federal Deposit Insurance Corporation ("FDIC") with basic deposit coverage limits up to $250,000 per owner. In addition to the basic insurance deposit coverage, the FDIC is providing temporary unlimited coverage for noninterest-bearing transaction accounts from December 31, 2010 through December 31, 2012. At March 31, 2011 and 2010, the Company had $8,701,410 and $3,490,116 which exceeded the FDIC insurance limit, respectively, of cash balances, including restricted cash. The Company performs ongoing evaluations of these institutions to limit its concentration risk exposure.

Restricted cash

The Company has invested cash in a one year restricted certificate of deposit bearing interest at 1% which serves as collateral for borrowings under a line of credit agreement (see Note 6). At March 31, 2011 and 2010, the balance in the certificate of deposit was $91,169 and $90,404, respectively.

Customers

The Company grants credit to customers within the U.S. and to a limited number of international customers and does not require collateral. Revenues from international customers are generally secured by advance payments except for a limited number of established foreign customers. The Company generally requires advance or credit card payments for initial revenues from new customers. The Company's ability to collect receivables is affected by economic fluctuations in the geographic areas and industries served by the Company. Reserves for uncollectible amounts are provided based on past experience and a specific analysis of the accounts, which management believes is sufficient. Accounts receivable at March 31, 2011 and 2010 are net of reserves for doubtful accounts of approximately $9,100 and $1,500, respectively. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts.

The Company has foreign revenues primarily in Europe, Canada, India and Australia. During fiscal years 2011 and 2010, the Company had foreign revenues of approximately $232,000 and $67,000, respectively, which constituted approximately 51% and 56% of total revenues, respectively.

The majority of the Company's customers are in the biotechnology, pharmaceutical and life science industries. Consequently, there is a concentration of receivables within these industries, which is subject to normal credit risk. At March 31, 2011, annual revenues from three customers accounted for 68% of our total revenues. At March 31, 2010, annual net revenues from two customers accounted for 51% of our total revenues. The Company maintains reserves for bad debt and such losses, in the aggregate, historically have not exceeded our estimates.

Inventories

The Company's inventories consist of $37,739 in raw material and $6,485 in finished goods, which represents accessories that are sold and shipped to customers along with pay-per-use containers and not returned to the Company with the containers at the culmination of the customer's shipping cycle.

Inventories are stated at the lower of cost or current estimated market value. Cost is determined using the standard cost method which approximates the first-in, first-to-expire method. Inventories are reviewed periodically for slow-moving or obsolete status. The Company write downs the carrying value of its inventories to reflect situations in which the cost of inventories is not expected to be recovered. Once established, write-downs of inventories are considered permanent adjustments to the cost basis of the obsolete or excess inventories. Raw materials and finished goods include material costs less reserves for obsolete or excess inventories. The Company evaluates the current level of inventories considering historical trends and other factors, and based on the evaluation, records adjustments to reflect inventories at its net realizable value. These adjustments are estimates, which could vary significantly from actual results if future economic conditions, customer demand, competition or other relevant factors differ from expectations. These estimates require us to make assessments about future demand for the Company's products in order to categorize the status of such inventories items as slow-moving, obsolete or in excess-of-need. These estimates are subject to the ongoing accuracy of the Company's forecasts of market conditions, industry trends, competition and other factors.

In fiscal year 2010, the Company changed its operations and now provides shipping containers to its customers and charges a fee in exchange for the use of the container. The Company's arrangements are similar to the accounting standard for leases since they convey the right to use the containers over a period of time. The Company retains title to the containers and provides its customers the use of the container for a specified shipping cycle. At the culmination of the customer's shipping cycle, the container is returned to the Company. As a result, during the fiscal year 2010, the Company reclassified the containers from inventory to fixed assets upon commencement of the per-use container program.

Property and Equipment

Property and equipment are recorded at cost. Cryogenic shippers, which comprise of 84% of the Company's net property and equipment balance at March 31, 2011, are depreciated using the straight-line method over their estimated useful lives of three years. Equipment and furniture are depreciated using the straight-line method over their estimated useful lives (generally three to seven years) and leasehold improvements are amortized using the straight-line method over the estimated useful life of the asset or the lease term, whichever is shorter. Equipment acquired under capital leases is amortized over the estimated useful life of the assets or term of the lease, whichever is shorter and included in depreciation expense.

Betterments, renewals and extraordinary repairs that extend the lives of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation and amortization applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in current operations.

Intangible Assets

Intangible assets are comprised of patents and trademarks and software development costs. The Company capitalizes costs of obtaining patents and trademarks which are amortized, using the straight-line method over their estimated useful life of five years. The Company capitalizes certain costs related to software developed for internal use. Software development costs incurred during the preliminary or maintenance project stages are expensed as incurred, while costs incurred during the application development stage are capitalized and amortized using the straight-line method over the estimated useful life of the software, which is five years. Capitalized costs include purchased materials and costs of services including the valuation of warrants issued to consultants.

Long-lived Assets

If indicators of impairment exist, we assess the recoverability of the affected long-lived assets by determining whether the carrying value of such assets can be recovered through undiscounted future operating cash flows. If impairment is indicated, we measure the amount of such impairment by comparing the fair value to the carrying value. We believe the future cash flows to be received from the long-lived assets will exceed the assets' carrying value, and accordingly, we have not recognized any impairment losses through March 31, 2011.

Deferred Financing Costs

Deferred financing costs represent costs incurred in connection with the issuance of the convertible notes payable and private equity financing. Deferred financing costs related to the issuance of debt are being amortized over the term of the financing instrument using the effective interest method while deferred financing costs from equity financings are netted against the gross proceeds received from the equity financings.

During the year ended March 31, 2011, the Company incurred $465,023 of offering costs in connection with the private placement that closed in August 2010 and October 2010 and $1,311,582 of offering costs from the private placement that closed in February 2011; both of which were charged to paid-in capital and netted against the proceeds received in the private placements. As of March 31, 2011, offering costs of $121,727 related to the February 2011 private placement were included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

During the year ended March 31, 2010, the Company completed a public offering of units consisting of 1,666,667 shares of common stock and 1,666,667 warrants to purchase one share of common stock at an exercise price of $3.30, for gross proceeds of $5,000,001 and net proceeds of approximately $3,742,097 (the "February 2010 Public Offering"). Each unit consisting of one share, together with one warrant to purchase one share, was priced at $3.00. In connection with this public offering the Company incurred financing costs of $1,257,904, which consisted primarily of placement agent fees, accounting, legal and filing fees and were netted against the proceeds of the offering upon completion.

During the year ended March 31, 2010, and in connection with the issuance of convertible notes payable (see Note 8), the Company paid financing costs, which consisted primarily of placement agent fees, accounting, legal and filing fees, and were amortized over the life of the debt. Amortization of deferred financing costs using the effective interest method was $0 and $159,516 for the years ended March 31, 2011 and 2010, respectively, and were included in interest expense in the accompanying consolidated statements of operations. Additionally, during the year ended March 31, 2011, the Company made payments of $275,699 in connection with the deferred financing fees related to the February 2010 Public Offering, which were included in accounts payable and accrued expenses in the accompanying consolidated balance sheet at March 31, 2010.

Accrued Warranty Costs

Estimated costs of the Company's standard warranty were included with products at no additional cost to the customer for a period up to one year and were recorded as accrued warranty costs at the time of product sale. Costs related to servicing the standard warranty were charged to the accrual as incurred.

Convertible Debentures

If a conversion feature of conventional convertible debt is not accounted for as a derivative instrument and provides for a rate of conversion that is below market value, this feature is characterized as a beneficial conversion feature ("BCF"). A BCF is recorded by the Company as a debt discount. The convertible debt is recorded net of the discount related to the BCF. The Company amortizes the discount to interest expense over the life of the debt using the effective interest rate method.

Derivative Liabilities

Effective April 1, 2009, certain of the Company's issued and outstanding common stock purchase warrants and embedded conversion features previously treated as equity pursuant to the derivative treatment exemption were no longer afforded equity treatment, and the fair value of these common stock purchase warrants and embedded conversion features, some of which have exercise price reset features and some that were issued with convertible debt, were reclassified from equity to liability status as if these warrants were treated as a derivative liability since their date of issue. The common stock purchase warrants were not issued with the intent of effectively hedging any future cash flow, fair value of any asset, liability or any net investment in a foreign operation. The warrants do not qualify for hedge accounting, and as such, all future changes in the fair value of these warrants are recognized currently in earnings until such time as the warrants are exercised, expire or the related rights have been waived. These common stock purchase warrants do not trade in an active securities market, and as such, the Company estimates the fair value of these warrants using the Black-Scholes option pricing model ("Black-Scholes") (see Note 9).

Commitments and Contingencies

The Company is subject to routine claims and litigation incidental to our business. In the opinion of management, the resolution of such claims is not expected to have a material adverse effect on our operating results or financial position.

Income Taxes

The Company accounts for income taxes under the provision of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 740, Income Taxes, or ASC 740. As of March 31, 2011 and 2010, there were no unrecognized tax benefits included in the accompanying consolidated balance sheets that would, if recognized, affect the effective tax rates. Based on the weight of available evidence, the Company's management has determined that it is more likely than not that the net deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company's income tax provision consists of state minimum taxes.

The Company's policy is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties on its consolidated balance sheets at March 31, 2011 and 2010, respectively and has not recognized interest and/or penalties in the consolidated statement of operations for the years ended March 31, 2011 and 2010. The Company is subject to taxation in the U.S. and various state jurisdictions. As of March 31, 2011, the Company is no longer subject to U.S. federal examinations for years before 2007 per Note 14 and for California franchise and income tax examinations for years before 2006 per Note 14. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the net operating loss carry forward amount. The Company is not currently under examination by U.S. federal or state jurisdictions.

Supply Concentration Risks

The component parts for our products are primarily manufactured at third party manufacturing facilities. The Company also has a warehouse at our corporate offices in Lake Forest, California, where the Company is capable of manufacturing certain parts and fully assembles its products. Most of the components that the Company uses in the manufacture of its products are available from more than one qualified supplier. For some components, however, there are relatively few alternate sources of supply and the establishment of additional or replacement suppliers may not be accomplished immediately, however, the Company has identified alternate qualified suppliers which the Company believes could replace existing suppliers. Should this occur, the Company believes that with its current level of shippers and production rate the Company has enough to cover a four to six week gap in maximum disruption of production.

There are no specific agreements with any manufacturer nor are there any long term commitments to any manufacturer. The Company believes that any of the manufactures currently used by it could be replaced within a short period of time as none have a proprietary component or a substantial capital investment specific to its products.

Revenue Recognition

The Company provides shipping containers to their customers and charges a fee in exchange for the use of the container. The Company's arrangements are similar to the accounting standard for leases since they convey the right to use the containers over a period of time. The Company retains title to the containers and provides its customers the use of the container for a specified shipping cycle. At the culmination of the customer's shipping cycle, the container is returned to the Company.

The Company recognizes revenue for the use of the shipper at the time of the delivery of the shipper to the end user of the enclosed materials, and at the time that collectability is reasonably certain. Revenue is based on gross net of discounts and allowances.

Accounting for Shipping and Handling Revenue, Fees and Costs

The Company classifies amounts billed for shipping and handling as revenue. Shipping and handling fees and costs are included in cost of sales in the accompanying consolidated statements of operations.

Research and Development Expenses

Expenditures relating to research and development are expensed in the period incurred. Research and development expenses to date have consisted primarily of costs associated with the continually improving the features of the CryoPort Express® System including the web based customer service portal and the CryoPort Express® Shippers. Further, these efforts are expected to lead to the introduction of shippers of varying sizes based on market requirements, constructed of lower cost materials and utilizing high volume manufacturing methods that will make it practical to provide the cryogenic packages offered by the CryoPort Express® System. Other research and development effort has been directed toward improvements to the liquid nitrogen retention system to render it more reliable in the general shipping environment and to the design of the outer packaging. Alternative phase change materials in place of liquid nitrogen may be used to increase the potential markets these shippers can serve such as ambient and 2-8°C markets.

Stock-based Compensation

The Company recognizes compensation expense for all stock-based awards made to employees and directors. The fair value of stock-based awards is estimated at grant date using Black-Scholes and the portion that is ultimately expected to vest is recognized as compensation cost over the requisite service period.

Since stock-based compensation is recognized only for those awards that are ultimately expected to vest, the Company has applied an estimated forfeiture rate to unvested awards for the purpose of calculating compensation cost. These estimates will be revised, if necessary, in future periods if actual forfeitures differ from estimates. Changes in forfeiture estimates impact compensation cost in the period in which the change in estimate occurs. The estimated forfeiture rates at March 31, 2011 and 2010 was zero as the Company has not had a significant history of forfeitures and does not expect forfeitures in the future.

The Company uses Black-Scholes to estimate the fair value of stock-based awards. The determination of fair value using Black-Scholes is affected by its stock price as well as assumptions regarding a number of complex and subjective variables, including expected stock price volatility, risk-free interest rate, expected dividends and projected employee stock option exercise behaviors.

At March 31, 2011, there was $286,821 of total unrecognized compensation cost related to non-vested stock options, which is expected to be recognized over a remaining weighted average vesting period of approximately 1.83 years.

The Company's stock-based compensation plans are discussed further in Note 11.

Issuance of Stock for Non-Cash Consideration

The Company accounts for equity issuances to non-employees in accordance with accounting guidance for equity instruments that are issued to other than employees for acquiring, or in conjunction with selling, goods and services. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the third-party performance is complete or the date on which it is probable that performance will occur. See Note 12 for more details.

Basic and Diluted Loss Per Share

Basic loss per common share is computed based on the weighted average number of shares outstanding during the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. For the years ended March 31, 2011 and 2010, the Company was in a loss position and the basic and diluted loss per share are the same since the effect of stock options, warrants and convertible notes payable on loss per share was anti-dilutive and thus not included in the diluted loss per share calculation. The impact under the treasury stock method of dilutive stock options and warrants and the if-converted method of convertible debt would have resulted in weighted average common shares outstanding of 16,088,589 and 8,472,977 for the years ended March 31, 2011 and 2010, respectively.

In addition, in computing the dilutive effect of convertible securities, the numerator is adjusted to add back the after-tax amount of interest, if any, recognized in the period associated with any convertible debt.

Segment Reporting

We currently operate in only one segment.

Subsequent Events

The Company has evaluated subsequent events through the filing date of this Form 10-K and determined that no subsequent events have occurred that would require recognition in the consolidated financial statements or disclosure in the notes thereto other than as discussed in the accompanying notes.

New Accounting Pronouncements

In August 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-05, Measuring Liabilities at Fair Value, or ASU 2010-05, which amends ASC 820 to provide clarification of a circumstance in which a quoted price in an active market for an identical liability is not available. A reporting entity is required to measure fair value using one or more of the following methods: 1) a valuation technique that uses a) the quoted price of the identical liability when traded as an asset or b) quoted prices for similar liabilities (or similar liabilities when traded as assets) and/or 2) a valuation technique that is consistent with the principles of ASC 820. ASU 2010-05 also clarifies that when estimating the fair value of a liability, a reporting entity is not required to adjust to include inputs relating to the existence of transfer restrictions on that liability. The adoption did not have a material impact on our consolidated financial statements.

In August 2010, the FASB issued an exposure draft on lease accounting that would require entities to recognize assets and liabilities arising from lease contracts on the balance sheet. The proposed exposure draft states that lessees and lessors should apply a "right-of-use model" in accounting for all leases. Under the proposed model, lessees would recognize an asset for the right to use the leased asset, and a liability for the obligation to make rental payments over the lease term. The lease term is defined as the longest possible term that is "more likely than not" to occur. The accounting by a lessor would reflect its retained exposure to the risks or benefits of the underlying leased asset. A lessor would recognize an asset representing its right to receive lease payments based on the expected term of the lease. Comments on this exposure draft were due by December 15, 2010 and the final standard is expected to be issued in the second quarter of 2011. The Company does not expect the proposed standard, as currently drafted, will have a material impact on its consolidated financial statements.

Line Of Credit	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Line Of Credit [Abstract]
Line Of Credit

Note 3. Line of Credit

During October 2010, the Company secured a one-year renewal of the line of credit (the "Line") for $90,000 which was secured by a $90,000 certificate of deposit with a financial institution. On August 23, 2011 the Company paid the Line balance in full. The certificate of deposit was closed and the proceeds of $91,443 were recorded as cash and cash equivalents in September 2011. All borrowings under the Line bore variable interest based on either the prime rate plus 1.5% per annum or 5.0%, whichever was higher. The Company utilized the funds advanced from the Line for capital equipment purchases to support the commercialization of the Company's CryoPort Express® Dry Shipper. As of December 31, 2011 and March 31, 2011, the outstanding balance of the Line was $0 and $90,388, respectively, including accrued interest of $0 and $388, respectively. No funds were drawn against the Line during the nine months ended December 31, 2011 and 2010. During the three and nine months ended December 31, 2011 and 2010, the Company recorded interest expense of $0 and $1,725, and $1,150 and $3,438, respectively, related to the Line.

Note 6. Line of Credit

On November 5, 2007, the Company secured financing for a $200,000 one-year revolving line of credit (the "Line") secured by a $200,000 certificate of deposit with a financial institution. On November 6, 2008, the Company secured a one-year renewal of the Line for a reduced amount of $100,000 which is secured by a $100,000 certificate of deposit with a financial institution. During October 2010, the Company secured a one-year renewal of the Line for a reduced amount of $90,000 which is secured by a $90,000 certificate of deposit with a financial institution. All borrowings under the revolving line of credit bear variable interest based either the prime rate plus 1.5% per annum (totaling 4.75% as of March 31, 2011) or 5.0%, whichever is higher. The Company utilizes the funds advanced from the Line for capital equipment purchases to support the commercialization of the Company's CryoPort Express® One-Way Shipper. As of March 31, 2011 and 2010, the outstanding balance of the Line was $90,388, including accrued interest of $388. No funds were drawn against the Line during the years ended March 31, 2011 or 2010. The Company recorded interest expense of $4,563 and $4,094 for the years ended March 31, 2011 and 2010, respectively.

Related Party Transactions	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

Note 4. Related Party Transactions

Related Party Notes Payable

As of December 31, 2011 and March 31, 2011, the Company had aggregate principal balances of $771,500 and $849,500, respectively, in outstanding unsecured indebtedness owed to four related parties, including former members of the Company's board of directors, representing working capital advances made to the Company from February 2001 through March 2005. These notes bear interest at the rate of 6% per annum and provide for aggregate monthly principal payments which began April 1, 2006 of $2,500, and which increased by an aggregate of $2,500 every nine months to a maximum of $10,000 per month. As of December 31, 2011, the aggregate principal payments totaled $8,000 per month. Any remaining unpaid principal and accrued interest is due at maturity on various dates through March 1, 2015.

Related-party interest expense under these notes was $11,814 and $36,582, and $14,114 and $43,712 for the three and nine months ended December 31, 2011 and 2010, respectively. Accrued interest, which is included in related party notes payable in the accompanying condensed consolidated balance sheets, amounted to $712,494 and $675,912 as of December 31, 2011 and March 31, 2011, respectively.

Note Payable to Former Officer

In August 2006, Peter Berry, the Company's former Chief Executive Officer, agreed to convert his deferred salaries to a long-term note payable. Under the terms of this note, the Company began to make monthly payments of $3,000 to Mr. Berry in January 2007. Interest of 6% per annum on the outstanding principal balance of the note began to accrue on January 1, 2008. The note and a portion of the accrued interest were paid in March 2010. The remaining accrued interest of $11,996 under the note was paid in August 2010. Interest expense related to this note was $11,996 for the nine months ended December 31, 2010.

Advisory Services Agreement with Former Officer

On March 7, 2011, the Company entered into a one-year advisory services agreement with Marc Grossman, M.D. to provide strategic business advisory services including identifying and introducing customers, advising on sales and marketing plans and providing financial advice. Dr. Grossman is a former officer of the Company and is one of the four related parties to which CryoPort has an outstanding unsecured debt obligation. For these services, Dr. Grossman was paid a fee of $125,000, which is to be amortized over the term of the agreement, and issued a warrant to purchase 200,000 shares of the Company's common stock at an exercise price of $0.77 per share which was fully vested upon issuance (see Note 8 Equity—Warrants and Options).

Consulting Agreement with Officers

On July 29, 2009, the Board of Directors of the Company appointed Ms. Catherine M. Doll, a consultant, to the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary, which became effective on August 20, 2009. Ms. Doll resigned the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary on June 27, 2011, effective immediately following the Company's filing of its Form 10-K for the fiscal year ended March 31, 2011. Ms. Doll is the owner and chief executive officer of The Gilson Group, LLC. The Gilson Group, LLC provides financial and accounting consulting services, including SEC and financial reporting, budgeting and forecasting to the Company. Related-party consulting fees for all services provided by The Gilson Group, LLC, were approximately $0 and $106,000 and $129,000 and $358,000 for the three and nine months ended December 31, 2011 and 2010, respectively.

Note 7. Related Party Transactions

Related Party Notes Payable

As of March 31, 2011 and 2010, the Company had aggregate principal balances of $849,500 and $1,009,500, respectively, in outstanding unsecured indebtedness owed to five related parties, including four former members of the board of directors, representing working capital advances made to the Company from February 2001 through March 2005. These notes bear interest at the rate of 6% per annum and provide for aggregate monthly principal payments which began April 1, 2006 of $2,500, and which increased by an aggregate of $2,500 every nine months to a maximum of $10,000 per month. As of March 31, 2011, the aggregate principal payments totaled $10,000 per month. Any remaining unpaid principal and accrued interest is due at maturity on March 1, 2015.

Related-party interest expense under these notes was $57,156 and $64,496 for the years ended March 31, 2011 and 2010, respectively. Accrued interest related to these notes, which is included in related party notes payable in the accompanying consolidated balance sheets, amounted to $675,912 and $618,756 as of March 31, 2011 and 2010, respectively.

Scheduled maturities of related party debt as of March 31, 2011 are as follows:

Years Ending March 31:
2012	$102,000
2013	96,000
2014	96,000
2015	1,231,412

$1,525,412

Note Payable to Former Officer

In August 2006, Peter Berry, the Company's former Chief Executive Officer, agreed to convert his deferred salaries to a long-term note payable. Interest of 6% per annum on the outstanding principal balance of the note began to accrue on January 1, 2008. Under the terms of this note, the Company began to make monthly payments of $3,000 to Mr. Berry in January 2007. The note and a portion of the accrued interest were paid in March 2010 and the remaining accrued interest of $11,996 was paid in full in August 2010. Interest expense related to this note was $11,996 and $8,133 for the years ended March 31, 2011 and 2010, respectively. In February 2009, Mr. Berry resigned his position as Chief Executive Officer and on July 30, 2009. Mr. Berry resigned his position from the Board.

Consulting Agreement with Former Officer

On March 1, 2009, the Company entered into a Consulting Agreement with Peter Berry, the Company's former Chief Executive Officer. Mr. Berry provided the Company with consulting services as an independent contractor, for a ten (10) month period from March 1, 2009 through December 31, 2009, as an advisor to the Chief Executive Officer and the Board of Directors.

Related-party consulting fees for these services were $0 and $292,010 for the years ended March 31, 2011 and 2010, respectively.

Advisory Services Agreement with Former Officer

On March 7, 2011 the Company entered into a one-year Advisory Services Agreement with Marc Grossman M.D. to provide strategic business advisory services including identifying and introducing customers, advising on sales and marketing plans and providing financial advice. Dr. Grossman is a former officer of the Company and is one of the five related parties to which CryoPort has an outstanding unsecured debt obligation. For these services, Dr. Grossman was paid a fee of $125,000, which is to be amortized over the term of the agreement, and issued a warrant to purchase 200,000 shares of the Company's common stock at an exercise price of $0.77 per share and vested upon issuance. The fair value of this warrant was $302,769 of which the Company recorded $277,538 as another current asset and recognized $25,231 in selling, general and administrative expense for the year ended March 31, 2011 in the accompanying consolidated financial statements.

Related Party Legal Services

Since June 2005, the Company had retained the legal services of Gary C. Cannon, Attorney at Law, for a monthly retainer fee. From June 2005 to May 2009, Mr. Cannon also served as the Company's Secretary and a member of the Company's Board of Directors. Mr. Cannon continued to serve as Corporate Legal Counsel for the Company and served as a member of the Advisory Board. In December 2007, Mr. Cannon's monthly retainer for legal services was increased from $6,500 per month to $9,000 per month. The total amount paid to Mr. Cannon for retainer fees and out-of-pocket expenses for the year ended March 31, 2011 and 2010 was $0 and $34,350, respectively. Board fees expensed for Mr. Cannon were $0 and $5,388 for the years ended March 31, 2011 and 2010, respectively. At March 31, 2011 and 2010, $0 and $7,788, respectively, of deferred board fees was included in accrued compensation and related expenses. During the year ended March 31, 2010, Mr. Cannon was granted a total of 2,557 warrants with an average exercise price of $5.90 per share. All warrants granted to Mr. Cannon were issued with an exercise price of greater than or equal to the stock price of the Company's shares on the grant date. On May 4, 2009, Mr. Cannon resigned from the Company's Board of Directors and in July 2009 Mr. Cannon was given 30 days notice that he was terminated as the general legal counsel and advisor to the Company.

Consulting Agreement with Officer

On July 29, 2009, the Board of Directors of the Company appointed Ms. Catherine M. Doll, a consultant, to the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary, which became effective on August 20, 2009.

Ms. Doll is the owner and chief executive officer of The Gilson Group, LLC. The Gilson Group, LLC provided the Company financial and accounting consulting services including, SEC and financial reporting including the filing of the S-1, budgeting and forecasting and finance and accounting systems implementations and conversions.

Related-party consulting fees for these services were $437,796 and $234,650 for the years ended March 31, 2011 and 2010, respectively. On October 9, 2009, the Compensation and Governance Committee granted Ms. Doll an option to purchase 2,000 shares of common stock at an exercise price of $4.50 per share (the closing price of the Company's stock on the date of grant) valued at $8,480 as calculated using Black-Scholes and is included in selling, general and administrative expense in the accompanying consolidated statements of operations. The assumptions used under Black-Scholes included: a risk free rate of 2.36%; volatility of 182%; an expected exercise term of 4.25 years; and no annual dividend rate. The right to exercise the stock options vested as to 33 1/3% of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first and second anniversary of the grant date.

Convertible Notes Payable	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Convertible Notes Payable [Abstract]
Convertible Notes Payable

Note 5. Convertible Notes Payable

The Company's convertible debenture balances are shown below:

	December 31, 2011	March 31, 2011
	(unaudited)
October 2007 Debentures	$830,568	$2,607,196
Debt discount	(35,524)	(206,068)

Total convertible debentures, net	$795,044	$2,401,128

Short-term:
Current portion of convertible debentures payable, net of discount of $35,524 at December 31, 2011 and $197,226 at March 31, 2011, respectively	$795,044	$1,979,402
Long-term:
Convertible debentures payable, net of current portion and discount of $0 at December 31, 2011 and $8,842 at March 31, 2011, respectively	—	421,726

Total convertible debentures, net	$795,044	$2,401,128

The October 2007 Debentures is convertible into shares of the Company's common stock at a price of $3.00 per share. The debentures bear interest at 8% per annum. The Company has been obligated to make principal or additional interest payments since March 1, 2011 with respect to the outstanding balances of the debentures. The Company is making monthly principal payments of $200,000 and quarterly interest payments. The debentures will be paid by June 2012.

During the three and nine months ended December 31, 2011 and 2010, the Company recognized an aggregate of $42,614 and $170,544, and $135,271 and $385,752 in interest expense, respectively, due to amortization of debt discount related to the warrants and beneficial conversion features associated with the Company's outstanding convertible notes payable. During the three and nine months ended December 31, 2011, the Company recorded interest expense of $24,814 and $110,248, respectively, related to the stated interest associated with the convertible notes payable.

Note 8. Convertible Debentures Payable

The Company's convertible debenture balances are shown below:

	March 31, 2011	March 31, 2010
October 2007 Debentures	$2,607,196	$3,150,975
May 2008 Debentures	—	79,593

	2,607,196	3,230,568
Debt discount	(206,068)	(728,109)

Total convertible debentures, net of discount	$2,401,128	$2,502,459

Short-term:
Current portion of convertible debentures payable, net of discount of $197,226 in 2011 and $0 in 2010, respectively	1,979,402	200,000
Long-term:
Convertible debentures payable, net of current portion and discount of $8,842 in 2011 and $728,109 in 2010, respectively	421,726	2,302,459

Total convertible debentures, net of discount	$2,401,128	$2,502,459

During the years ended March 31, 2011 and 2010, the Company recognized an aggregate of $522,041 and $6,417,346 in interest expense, respectively, due to amortization of debt discount related to the warrants and embedded conversion features associated with the Company's outstanding convertible debentures.

October 2007 and May 2008 Debentures

The Company issued convertible debentures in October 2007 (the "October 2007 Debentures") and in May 2008 (the "May 2008 Debentures," and together with the October 2007 Debentures, the "Debentures"). The Debentures were issued to four institutional investors and had an outstanding principal balance of $2,607,196 and $3,230,568 as of March 31, 2011 and 2010, respectively. In addition, in October 2007 and May 2008, the Company issued to these institutional investors warrants to purchase, as of March 31, 2011, an aggregate of 3,055,097 shares of the Company's common stock (the "Debenture Warrants"). As collateral to secure our repayment obligations to the holders of the Debentures we have granted such holders a first priority security interest in generally all of our assets, including our intellectual property.

Fiscal Year 2010 Activity

During the year ended March 31, 2010, the Company converted interest payments due on the Debentures totaling $171,253 into 42,814 shares of common stock using the conversion rate of $4.00.

In May 2009, approximately $713,000 of the October 2007 Debentures was converted by a note holder. Using the conversion rate of $5.10 per share per the terms of the debenture, 139,804 shares of common stock were issued to the investor. In addition, the fair value of $593,303 related to the conversion feature was reclassified from the liability for derivative instruments to additional paid-in capital (see Note 10) and accelerated the recognition of $508,886 of unamortized debt discount as interest expense.

On July 30, 2009, the Company entered into a Consent, Waiver and Agreement with the holders of the Debentures (the "July Agreement"). Pursuant to the terms of the July Agreement, the Holders (i) consented to the Company's issuance of convertible notes and warrants in connection with a bridge financing of up to $1,500,000 which commenced in March 2009 (the "Bridge Financing"), and (ii) waived, as it relates to the Bridge Financing, a covenant contained in the Debentures not to incur any further indebtedness, except as otherwise permitted by the Debentures. This Bridge Financing is more particularly described below under the caption "Private Placement Debentures." In addition, in connection with the July Agreement, the Company and Holders confirmed that (i) the exercise price of the Debenture Warrants had been reduced, pursuant to the terms of the Debenture Warrants, to $5.10 as a result of the Bridge Financing, and (ii) as a result of the foregoing decrease in the exercise price, pursuant to the terms of the Debenture Warrants, the number of shares underlying the Debenture Warrants held by Holders of the Debentures had been proportionally increased by 404,350 pursuant to the terms of the warrant agreements. As a result of the foregoing adjustments, the Company recognized a loss in other expense due to the change in fair value of derivative liabilities of $1,608,540 and a corresponding increase to the liability for derivative instruments.

On September 17, 2009, the Company entered into an Amendment to Debentures and Warrants, Agreement and Waiver (the "September Amendment") with the holders of the Company's outstanding Debentures and associated Debenture Warrants to purchase common stock, as such Debentures and Debenture Warrants have been amended. The effective date of the September Amendment was September 1, 2009. The purpose of the September Amendment was to restructure the Company's obligations under the outstanding Debentures in order to reduce the amount of the required monthly principal payment and temporarily defer the commencement of monthly principal payments (which was scheduled to commence September 1, 2009) and ceased the continuing interest payments for a period time. The following is a summary of the material terms of the September Amendment:

1. The Company was required to obtain stockholder approval of an amendment to its Amended and Restated Articles of Incorporation to increase the number of authorized shares of its common stock to 250,000,000. Such approval was obtained at the shareholders' meeting on October 9, 2009, and an amendment was filed with the Nevada Secretary of State on November 2, 2009.

2. As of September 1, 2009, the principal amount of the Debentures was increased by $482,792, which was added to the outstanding principal balances and $403,214 was recorded as a debt discount and is being amortized over the remaining life of the Debentures. The increase reflected all accrued and unpaid interest as of such date, plus all interest that would have accrued on the principal amount (as increased as of September 1, 2009, to reflect the then accrued but unpaid interest) from September 1, 2009, to July 1, 2010 (the maturity date of the Debentures). The Company had no obligation under the Debentures to make further payments of interest, and interest ceased to accrue, during the period September 1, 2009 to July 1, 2010.

3. The conversion price of the Debentures was decreased from $5.10 per share to $4.50 per share, which resulted in an increase in the number shares of common stock which the Debentures may be converted into, an increase in the liability for derivative instruments of $802,200 and a corresponding loss was recorded in other expense, net due to the change in fair value of derivatives.

4. The commencement of the Company's obligation to make monthly payments of principal was deferred from September 1, 2009, to January 1, 2010, at which time the Company was to make monthly pro rata payments to the Holders in the aggregate amount of $200,000 with a balloon payment due on the maturity date of July 1, 2010. Prior to the Amendment, the Company was obligated to repay the entire outstanding principal amount of the debentures in twelve equal monthly payments commencing on August 1, 2009. On January 12, 2010, the Company entered into an Amendment to Debentures and Warrants, Agreement and Waiver with the Holders of the Company Debentures, which was subsequently amended in February 2010 as discussed below.

5. The Holders' existing right to maintain a fully diluted ownership equal to 31.5% has been increased by the Amendment to a fully diluted ownership of 34.5%.

6. The exercise price of the outstanding Debenture Warrants was decreased from $5.10 per share to $4.50 per share, which also resulted in a corresponding pro rata increase in the number of shares that would be purchased upon exercise of the Debenture Warrants to an aggregate of 3,055,095 shares. The reduction in exercise price of the Debenture Warrants to $4.50 per share and the 359,423 share increase in the number of Debenture Warrants resulted in an increase in the liability for derivative instruments of $1,679,990 and a corresponding loss was recorded in other expense, net due to the change in fair value of derivative liabilities.

7. The following additional covenants were added to the Debentures (replacing similar covenants which had terminated as of June 30, 2009) and remained in full force so long as any of the Debentures remain outstanding (the "Covenant Period"):

a. The Company was to maintain a total cash balance of no less than $100,000 at all times during the Covenant Period;

b. The Company was to have an average monthly operating cash burn of no more than $500,000 during the Covenant Period. Operating cash burn was defined by taking net income (or loss), added back all non-cash items, and excluded changes in assets, liabilities and financing activities;

c. The Company was to have a minimum current ratio of 0.5 to 1 at all times during the Covenant Period. This calculation was to be made by excluding the current portion of the convertible notes payable and accrued interest, and liability from derivative instruments from current liability for the current ratio;

d. Accounts payable was not to exceed $750,000 at any time during the Covenant Period;

e. Accrued salaries was not to exceed $350,000 at any time during the Covenant Period; and

f. The Company was not make any revisions to the terms of the existing contractual agreements for the Notes Payable to Former Officer, Related Party Notes Payable and the Line of Credit (as each is referred to in the Company's Form 10-Q for the period ended June 30, 2009); other than the previous amendment to the payment terms of a note payable to the Company's former CEO.

8. The Company was not to deliver a redemption notice with respect to the outstanding Debentures until such time as the closing price of the Company's common stock shall have exceeded $7.00 (as adjusted for stock splits or similar transactions) for ten consecutive trading days prior to the delivery of the redemption notice.

On September 22, 2009, the holders of the October 2007 Debentures converted $100,000 of principal into 22,222 shares of the Company's common stock at a conversion price of $4.50. As a result of the conversion, the Company reclassified $52,799 of the derivative liability related to the embedded conversion feature to additional paid-in capital and accelerated the recognition of $41,277 of unamortized debt discount as interest expense.

On October 9, 2009, the holders of the October 2007 Debentures converted $90,000 principal into 20,000 shares of the Company's common stock at a conversion price of $4.50. As a result of the conversion, the Company reclassified $37,001 of the derivative liability related to the embedded conversion feature to additional paid-in capital and accelerated the recognition of $33,708 of unamortized debt discount as interest expense.

On November 17, 2009, the holders of the October 2007 Debentures converted $180,000 principal into 40,000 shares of the Company's common stock at a conversion price of $4.50. As a result of the conversion, the Company reclassified $80,368 of the derivative liability related to the embedded conversion feature to additional paid-in capital and accelerated the recognition of $59,262 of unamortized debt discount as interest expense.

On November 24, 2009, the holders of the October 2007 Debentures converted $100,000 principal into 22,222 shares of the Company's common stock at a conversion price of $4.50. As a result of the conversion, the Company reclassified $38,224 of the derivative liability related to the embedded conversion feature to additional paid-in capital and accelerated the recognition of $32,034 of unamortized debt discount as interest expense.

On January 11, 2010, the holders of the October 2007 Debentures converted $100,000 principal into 22,222 shares of the Company's common stock at a conversion price of $4.50. As a result of the conversion, the Company reclassified $88,001 of the derivative liability related to the embedded conversion feature to additional paid-in capital and accelerated the recognition of $25,989 of unamortized debt discount as interest expense.

On January 15, 2010, the holders of the October 2007 Debentures converted $100,000 principal into 22,222 shares of the Company's common stock at a conversion price of $4.50. As a result of the conversion, the Company reclassified $114,693 of the derivative liability related to the embedded conversion feature to additional paid-in capital and accelerated the recognition of $25,451 of unamortized debt discount as interest expense.

On February 19, 2010, the Company entered into an Amended and Restated Amendment Agreements with the holders of the Company's Debentures (as hereinafter defined), which was amended on February 23, 2010 (collectively, the "2010 Amendment"), pursuant to which the Company amended and restated the amendment agreements entered into on January 12, 2010 and February 1, 2010 with the holders. Pursuant to the 2010 Amendment, the debenture holders confirmed their prior agreement to defer until March 1, 2010 the Company's obligation to make the January 1, 2010 and February 1, 2010 debenture amortization payments (each in the aggregate amount of $200,000) and their consent to the Company's recent 10-to-1 reverse stock split. The following is a summary of the material terms of the 2010 Amendment:

•

each holder converted $1,357,215 in principal amount of the outstanding principal balance of such holder's debenture in exchange for a number of shares of common stock determined by dividing such principal amount by the unit offering price in the Company's equity financing on February 25, 2010 (see Note 10). Based on the public offering price of $3.00 per unit, each holder received a total of 452,405 shares of common stock upon conversion. As a result of the conversion of an aggregate of $2,714,430 outstanding principal, the Company reclassified a portion of the derivative liability related to the conversion feature of the Debentures of $1,450,605 to additional paid-in capital and accelerated the recognition of $554,720 of debt discount as interest expense;

•

with respect to the remaining outstanding balance of the debentures after the foregoing conversions, the Company is not obligated to make any principal or interest payments until March 1, 2011, at which time the Company will be obligated to start making monthly principal payments of $200,000 for a period of seventeen (17) months with a final balloon payment due on August 1, 2012. In addition, the future interest of $163,573 (in the aggregate) that would accrue on the outstanding principal balance from July 1, 2010 (the date to which accrued interest was previously added to principal) to March 1, 2011 was added to the current principal balance of the debentures with a corresponding increase to the debt discount to be amortized over the remaining life of the debt. Interest payments over the remaining term are to accrue and become due quarterly;

•	the conversion price of the remaining outstanding balance of each debenture was reset to $3.00 based on the public offering price;

•

the exercise price of the warrants currently held by the debenture holders was reset to $3.30 per share which is equal to the exercise price of the warrants included as part of the units sold in the public offering (110% of the unit offering price) and the exercise period was extended to January 1, 2015;

•

the termination of certain anti-dilution provisions contained in the debentures and warrants held by the debenture holders and their right to maintain a fully-diluted ownership of our common stock equal to 34.5%, which, along with the reset of the conversion price to $3.00 per share and warrant exercise price to $3.30 per share, resulted in the reclassification of $9,009,329 of derivative liability related to the embedded conversion features and warrants to additional paid-in capital since the modification to the terms of the warrants no longer required derivative accounting;

•	the termination of certain financial covenants as described above; and

•

each executed a lock-up agreement covering a period of 180 days following the effective date of the registration statement; provided, however, that in the event that on any trading day during the lock-up period the trading price of the Company's common stock exceeds 200% of the offering price of the units, then each holder may sell at sales prices equal to or greater than 200% of such unit offering price a number of shares of common stock on that trading day (such day referred to as an "Open Trading Day") equal to up to 10% of the aggregate trading volume of the Company's common stock on the primary market on which it is trading on such Open Trading Day, and (ii) in the event on any trading day during the lock-up period the trading price of the Company's common stock exceeds 300% of the unit offering price (also referred to as an Open Trading Day), each holder may sell at sales prices equal to or greater than 300% of such unit offering price an unlimited number of shares of common stock on such Open Trading Day. Sales under the foregoing clause (ii) on any particular Open Trading Day shall not be aggregated with sales under the foregoing clause (i) on the same Open Trading Day for purposes of calculating the 10% limitation under clause (i).

Fiscal Year 2011 Activity

During January 2011, the holders of the October 2007 Debentures converted $200,000 principal into 66,666 shares of the Company's common stock at a conversion price of $3.00 per share per the terms of the Debentures. For the year ending March 31, 2011 aggregate principal payments were $343,779.

As of March 31, 2011, the May 2008 Debentures were paid in full. For the year ending March 31, 2011 aggregate principal payments were $79,593.

Private Placement Debentures

Fiscal Year 2010 Activity

In March 2009, the Company entered into an Agency Agreement with a broker to raise capital in a private placement offering of one-year convertible debentures pursuant to Regulation D of the Securities Act of 1933 and the Rules promulgated there under (the "Private Placement Debentures"). As of March 31, 2010, the Company had received total gross proceeds of $1,381,500 under this private placement offering of convertible debentures which included gross proceeds of $1,321,500 raised during the year ended March 31, 2010. The Company had the option to make principal redemptions on the maturity dates of the debentures in shares of common stock at a conversion price of $5.10 per share. At any time, holders were able to convert the debentures into shares of common stock at the conversion price of $5.10. The conversion price was subject to adjustment in the event the Company issued its next equity financing of at least $2,500,000 at a price below $5.10 per share. Per the terms of the convertible debenture agreements, the notes had a term of one year from issuance and were redeemable by the Company with two days notice. The notes bore interest at 8% per annum and were convertible into shares of the Company's common stock at a conversion rate of $5.10 per share. In connection with the Private Placement Debentures, the Company issued to investors an aggregate of 54,177 five-year warrants to purchase shares of the Company's common stock at $5.10 per share (the "Private Placement Warrants"), which included 51,824 warrants issued to investors during the year ended March 31, 2010, and were accounted for as derivative liabilities (see Note 9). The Company had determined the aggregate fair value of the issued warrants as of the dates of each grant, based on Black-Scholes, to be approximately $291,570 for the year ended March 31, 2010. The exercise price of the warrants was subject to adjustment in the event the Company issued its next equity financing of at least $2,500,000 at a price below $5.10 per share. In connection with the issuance of the Private Placement Debentures, the Company recognized a debt discount and derivative liability at the dates of issuance in the aggregate amount of $1,125,772 related to the fair value of the warrants and embedded conversion features, which included $1,080,201 of debt discount recorded during the year ended March 31, 2010 comprised of $788,631 related to the fair value of the embedded conversion features and $291,570 related to the fair value of the warrants. Prior to conversion (see below), the debt discount was amortized to interest expense over the life of the debentures and the derivative liability was revalued each reporting period with changes in fair value recognized in earnings.

On February 25, 2010, immediately prior to the Company's public offering, the holders of the Private Placement Debentures converted the principal balance of $1,381,500 and accrued interest of $78,701 into 519,187 shares of the Company's common stock at a conversion price of $2.81 in prepayment of all amounts due. As a result of the conversion, the Company reclassified the derivative liability related to the conversion feature of the Private Placement Debentures of $273,465 to additional paid-in capital and recognized the remaining debt discount of approximately $331,002 as interest expense. In addition, pursuant to the anti-dilution provisions contained in the Private Placement Warrant agreements, the exercise price of the Private Placement Warrants was reset from $5.10 per share to $2.81 per share and the Company recorded a loss of $2,756 in other expense, net and a corresponding increase in derivative liabilities. The derivative liabilities balance of $128,276 related to the Company's Private Placement Warrants was reclassified to additional paid-in capital in 2011 (see Note 9). During the year ended March 31, 2010, the Company issued 16,253 warrants with an exercise price of $5.10 per share for commissions due in connection with the Company's Private Placement Debentures. The Company determined the aggregate fair value of the issued warrants, based on the Black-Scholes pricing model, to be $63,396, or $3.90 per share as of the effective date of grant, and was recorded in equity with a corresponding charge to deferred financing fees to be amortized to interest expense over the remaining life of the debt. The remaining balance of $21,132 was charged to interest expense upon conversion of the Private Placement Debentures in February 2010.

During the year ended March 31, 2010, the Company recognized an aggregate of $1,125,772 in interest expense due to amortization of debt discount related to the warrants and embedded conversion features associated with the Company's outstanding Private Placement Debentures.

Convertible debentures mature in fiscal years ending after March 31, 2011 as follows:

Amount
Years Ending March 31,
2012	$2,176,628
2013	430,568

$2,607,196

Derivative Liabilities	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Derivative Liabilities [Abstract]
Derivative Liabilities

Note 6. Derivative Liabilities

In accordance with current accounting guidance, certain of the Company's outstanding warrants to purchase shares of common stock and embedded conversion features in convertible notes payable are treated as derivatives because these instruments have reset or ratchet provisions in the event the Company raises additional capital at a lower price, among other adjustments. As such, the fair value of these common stock purchase warrants and embedded conversion features were treated as derivative liabilities since their date of issuance or modification. Changes in fair value are recorded as non-operating, non-cash income or expense at each reporting date. If the fair value of the derivatives is higher at the subsequent balance sheet date, the Company will record a non-operating, non-cash charge. If the fair value of the derivatives is lower at the subsequent balance sheet date, the Company will record non-operating, non-cash income. As of December 31, 2011 and March 31, 2011 the Company had derivative warrant liabilities of $47,344 and $156,497, respectively.

During the three and nine months ended December 31, 2011 and 2010, the Company recognized aggregate gains of $60,185 and $109,153 and $33,987 and $276,860, respectively, due to the change in fair value of its derivative instruments. (See Note 2—Organization and Summary of Significant Accounting Policies—Fair Value Measurements, for the components of changes in derivative liabilities).

The Company's common stock purchase warrants do not trade in an active securities market, and as such, the Company estimated the fair value of these warrants using Black-Scholes using the following assumptions:

	For the Nine Months Ended December 31, 2011	For the Year Ended March 31, 2011
(unaudited)
Expected dividend	—	—
Expected term (in years)	2.26 to 2.81	3.01 to 4.22
Risk free interest rate	0.36% to 0.81%	0.64% to 1.79%
Expected volatility	127% to 132%	128% to 189%

Historical volatility was computed using daily pricing observations for recent periods that correspond to the remaining term of the warrants, which had an original term of five years from the date of issuance. The expected life is based on the remaining term of the warrants. The risk-free interest rate is based on U.S. Treasury securities with a maturity corresponding to the remaining term of the warrants.

Note 9. Derivative Liabilities

The Company's derivative liabilities balance as of March 31, 2011 and 2010 was $156,497 and $334,363, respectively.

During 2010, the Company adopted a new accounting guidance which requires certain instruments to be accounted for as derivative liabilities. In accordance with this guidance, the Company's outstanding warrants to purchase shares of common stock and embedded conversion features in convertible notes payable previously treated as equity were no longer afforded equity treatment because these instruments have reset or ratchet provisions that are triggered in the event the Company raises additional capital at a lower price, among other adjustments. As such, effective April 1, 2009 the Company reclassified the fair value of these common stock purchase warrants and embedded conversion features, from equity to liability status as if these warrants and conversion features were treated as derivative liabilities since their dates of issuance or modification. Any change in fair value subsequent to April 1, 2009 is recorded as non-operating, non-cash income or expense at each reporting date. If the fair value of the derivatives was higher at the subsequent balance sheet date, the Company recorded a non-operating, non-cash charge. If the fair value of the derivatives was lower at the subsequent balance sheet date, the Company recorded non-operating, non-cash income. The cumulative effect at April 1, 2009 to record, at fair value, a liability for the warrants and embedded conversion features, and related adjustments to discounts on convertible notes of $2,595,095, resulted in an aggregate reduction to equity of $13,875,623 consisting of a reduction to additional paid-in capital of $4,217,730 and an increase in the accumulated deficit of $9,657,893 to reflect the adoption of new accounting guidance.

Fiscal Year 2010 Activity

In July 2009, as a result of the July Agreement, the exercise price of the Debenture Warrants was decreased from $6.00 per share to $5.10 per share, which resulted in an increase in the liability for derivative instruments of $1,608,540 and a corresponding loss was recorded in other expense, net due to the change in fair value of derivative liabilities (see Note 8).

In September 2009, as a result of the September Amendment, the conversion price of the Debentures and the exercise price of the Debenture Warrants was decreased from $5.10 per share to $4.50 per share, pursuant to the terms of the Debentures, which resulted in an aggregate increase in the liability for derivative instruments of $1,679,990 and a corresponding loss was recorded in other expense, net due to the change in fair value of derivative liabilities. In addition, the conversion price of the Debentures was decreased from $5.10 per share to $4.50 per share, which resulted in an increase in the number shares of common stock which the Debentures may be converted into, an increase in the liability for derivative instruments of $802,200 and a corresponding loss was recorded in other expense, net and included in the change in fair value of derivative liabilities (see Note 8).

In February 2010, as a result of the conversion of all outstanding amounts due under the Private Placement Debentures, the Company reclassified the derivative liability for the embedded conversion feature of $273,465 to additional paid-in capital. In addition, pursuant to the anti-dilution provisions contained in the Private Placement Warrant agreements, the exercise price of the Private Placement Warrants was reset from $5.10 per share to $2.81 per share. The Company recorded an increase in the liability for derivative instrument of $2,756 and a corresponding loss was recorded in other expense, net and included in the change in fair value of derivative liabilities. The Company determined the aggregate fair value of the warrants, based on Black-Scholes, to be $98,786 as of March 31, 2010. See Note 8 for a discussion of the fair value of the warrants and embedded conversion features as of the dates of issuance.

In February 2010, as a result of the 2010 Amendment, the exercise price of the Debenture Warrants was decreased from $4.50 per share to $3.30 per share, pursuant to the terms of the Debentures, which resulted in an increase in the liability for derivative instruments of $231,093 and a corresponding loss was recorded in other expense, net due to the change in fair value of derivative liabilities. In addition, the conversion price of the Debentures was decreased from $4.50 per share to $3.00 per share which resulted in an increase in the number of shares of common stock which the Debentures may be converted into, an increase in the liability for derivative instrument of $1,376,043 and a corresponding loss was recorded in other expense, net and included in the change in fair value of derivative liabilities (see Note 8).

In February 2010, as a result of the 2010 Amendment and partial conversion of the Debentures, the Company reclassified a portion of the derivative liability related to the conversion feature of the Debentures of $1,653,299 to additional paid in capital. In addition, due to the modification of the terms of the Debentures, the remaining derivative liabilities for the embedded conversion features and warrants of $9,009,329 was reclassified to additional paid-in capital as they no longer require derivative treatment (see Note 8).

During the year ended March 31, 2010, the Company issued to various placement agents in lieu of cash fees an aggregate of 20,000 warrants to purchase shares of the Company's common stock with a fair value of $87,448. The exercise prices of these warrants are equal to $3.30, as reset from $5.10 on February 25, 2010 pursuant to the anti-dilution provisions contained in the warrant agreements and an additional 10,909 warrant shares were issued for an aggregate total of 30,909 warrants. The Company determined the aggregate fair value of the issued warrants, based on Black-Scholes, to be $55,961 as of March 31, 2010. Since the exercise price of the warrants is subject to adjustment in the event the Company issues the next equity financing, the warrants are accounted for as a derivative liability.

During the year ended March 31, 2010, the Company modified the terms of an aggregate of 54,676 warrants to purchase shares of the Company's common stock which were previously issued to various placement agents in lieu of cash fees. On April 5, 2009, in connection with the termination of a consulting agreement, the Company modified the terms of 54,676 warrants issued in October 2007 and May 2008. The exercise price of the warrants was reduced from $8.40 per share to $6.00 per share and the expiration date was extended to 5 years from the date of modification. As a result of the modification, the Company recognized expense of $10,763 in other expense, net based on the change in the Black-Scholes fair value before and after modification. On February 25, 2010, the exercise price of the warrants was reduced from $6.00 per share to $3.30 per share pursuant to the anti-dilution provisions contained in the warrant agreements and an additional 44,735 warrant shares were issued, for an aggregate total of 99,411 warrant shares. The Company recorded an increase in the liability for derivative instrument of $5,225 and a corresponding loss was recorded in other expense, net and included in the change in fair value of derivative liabilities. The Company determined the aggregate fair value of the issued warrants, based on Black-Scholes, to be $179,616 as of March 31, 2010. Since the exercise price of the warrants is subject to adjustment in the event the Company issues the next equity financing, the warrants are accounted for as a derivative liability.

Fiscal Year 2011 Activity

During the year ended March 31, 2011, it was determined that the anti-dilution provisions contained in the Private Placement Warrants issued in connection with the Private Placement Debentures were no longer afforded treatment as a derivative liability due to the equity financing in February 2010, thus the Company reclassified the derivative liability of $128,276 to additional paid-in capital.

During the year ended March 31, 2011, the Company issued an aggregate of 36,371 warrants to purchase shares of the Company's common stock pursuant to the anti-dilution provisions contained in the warrant agreements which were previously issued to various placement agents in lieu of cash fees. On August 20, 2010, in connection with the August 2010 private placement closing, the exercise price of the warrants was reduced from $3.30 per share to $3.20 per share and the Company issued an additional 4,073 warrants. On February 4, 2011, in connection with the February 2011 private placement, the exercise price of the warrants was reduced from $3.20 per share to $2.81 per share and the Company issued an additional 18,657 warrants. On February 14, 2011, in connection with the February 2011 private placement, the exercise price of the warrants was reduced from $2.81 per share to $2.58 per share and the Company issued an additional 13,641 warrants. Since the exercise price of the warrants is subject to additional adjustment in the event the Company issues dilutive equity securities, as described in the original warrant agreements, the warrants are accounted for as a derivative liability.

During the years ended March 31, 2011 and 2010, the Company recognized aggregate gains of $49,590 and $5,576,979, respectively, due to the change in fair value of its derivative instruments. See Note 5 for the components of changes in derivative liabilities. The Company's common stock purchase warrants do not trade in an active securities market, and as such, the Company estimated the fair value of these warrants using the Black-Scholes option pricing model using the following assumptions:

	March 31, 2011	March 31, 2010
Expected dividends	—	—
Expected term (in years)	3.01 – 4.22	3.50 – 5.00
Risk-free interest rate	0.64% – 1.79%	1.42% – 2.69%
Expected volatility	128% – 189%	178% – 204%

Historical volatility was computed using daily pricing observations for recent periods that correspond to the remaining term of the warrants, which had an original term of five years from the date of issuance. The expected life is based on the remaining term of the warrants. The risk-free interest rate is based on U.S. Treasury securities with a maturity corresponding to the remaining term of the warrants.

The Company estimated the fair value of the embedded conversion features related to its convertible debentures using Black-Scholes using the following assumptions:

March 31, 2010
Expected dividends	—
Expected term (in years)	0.09 – 2.43
Risk-free interest rate	0.06% –1.65%
Expected volatility	81% –150%

Historical volatility was computed using daily pricing observations for recent periods that correspond to the remaining life of the related debentures. The expected life is based on the remaining term of the related debentures. The risk-free interest rate is based on U.S. Treasury securities with a maturity corresponding to the remaining term of the related debentures.

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 7. Commitments and Contingencies

Lease Commitments

We lease two facilities, with approximately 12,000 square feet of corporate, research and development, and warehouse facilities, located in Lake Forest, California ("Lake Forest Facility") and six executive offices located in San Diego, California ("San Diego Facility"). In June 2010, the Company entered into a third amendment to the Lake Forest Facility lease and extended the lease for sixty months commencing July 1, 2010 with a right to cancel the lease with a minimum of 120 day written notice at any time after December 31, 2012 and adjusted the base lease payments to a range over the life of the agreement of $7,010 per month to $8,911 per month, plus operating expenses. On April 11, 2011, the Company entered into an office service agreement for the San Diego Facility for a six-month period ending October 31, 2011. In October 2011, we extended the agreement through December 31, 2011. The office service agreement requires aggregate base lease payment of approximately $9,250.

On November 28, 2011, the Company entered into a lease agreement for 4,105 square feet of executive offices in San Diego for a thirty six month period ending December 31, 2014. Base lease payments range over the life of the agreement of $8,621 per month to $9,442 per month, plus operating expenses. The executive offices were moved to this new San Diego Facility in January 2012.

Total rental expense was approximately $67,000 and $217,000 and $43,000 and $121,000 for the three and nine months ended December 31, 2011 and 2010, respectively.

Consulting and Engineering Services

Effective November 1, 2010, the Company entered into a Second Amendment to Master Consulting and Engineering Services Agreement (the "Second Amendment") with KLATU Networks, LLC ("KLATU"), which amended the Master Consulting and Engineering Services Agreement between the parties dated as of October 9, 2007 (the "Agreement"), as amended by the First Amendment to Master Consulting and Engineering Services Agreement between the parties dated as of April 23, 2009. The parties entered into the Second Amendment to clarify their mutual intent and understanding that all license rights granted to the Company under the Agreement, as amended, shall survive any termination or expiration of the Agreement. In addition, in recognition that the Company has paid KLATU less than the market rate for comparable services, the Second Amendment provides that if the Company terminates the Agreement without cause, which the Company has no intention of doing, or liquidates, KLATU shall be entitled to receive additional consideration for its services provided from the commencement of the Agreement through such date of termination, which additional compensation shall not be less than $2 million plus two times the "cost of work" (as defined in the Agreement). Any such additional compensation would be payable in three equal installments within 12 months following the date the amount of such additional compensation is determined.

The Master Consulting and Engineering Services Agreement dated October 9, 2007, as amended on April 23, 2009 and November 1, 2010, between CryoPort, Inc. and KLATU Networks, LLC provides a framework for KLATU to provide services to CryoPort. The agreement provides for one year terms ending on December 31 of each year, but it automatically renews for one year periods unless otherwise terminated. CryoPort can terminate the agreement upon 30 days notice. If CryoPort terminates the agreement, it has to pay KLATU a termination fee that will be no less than $2,000,000 plus two times the cost of work (as defined in the agreement) performed by KLATU under the agreement. Consulting fees for services provided by KLATU were $122,457 and $356,335, and $131,360 and $371,496 for the three and nine months ended December 31, 2011 and 2010, respectively.

Litigation

The Company may become a party to product litigation in the normal course of business. The Company accrues for open claims based on its historical experience and available insurance coverage. In the opinion of management, there are no legal matters involving the Company that would have a material adverse effect upon the Company's financial condition or results of operations.

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions. The guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying unaudited condensed consolidated balance sheets.

The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the States of California and Nevada. In connection with its facility leases, the Company has indemnified its lessors for certain claims arising from the use of the facilities. The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement.

In connection with the Company's agreement with FedEx pursuant to which the Company leases to FedEx its cryogenic shippers, the Company has agreed to indemnify and hold harmless FedEx, its directors, officers, employees and agents from and against any and all claims, demands, causes of action, losses, damages, judgments, injuries and liabilities, including payment of attorney's fees. In addition, the Company has agreed to indemnify, defend and hold harmless FedEx, its Affiliates (including the corporate parent company), directors, officers, employees and agents from and against any and all claims by third parties based on an allegation that the use of the Company's shippers infringes on any United States or foreign intellectual property right of such third parties, including any potential royalty payments and other costs and damages, reasonable attorneys' fees and out-of-pocket expenses reasonably incurred by FedEx. The duration of these indemnities survive the termination or expiration of the agreement.

Note 13. Commitments and Contingencies

Lease Commitments

On July 2, 2007, the Company entered into a lease agreement with Viking Investors—Barents Sea, LLC (Lessor) for a building with approximately 11,881 square feet of manufacturing and office space located at 20382 Barents Sea Circle, Lake Forest, CA, 92630. The lease agreement is for a period of two years with renewal options for three, one-year periods, beginning September 1, 2007. The lease required base lease payments of approximately $10,000 per month plus operating expenses. In connection with the lease agreement, the Company issued to the lessor a warrant to purchase 1,000 shares of common stock at an exercise price of $15.50 per share for a period of two years, valued at $15,486 as calculated using the Black Scholes option pricing model. The assumptions used under Black-Scholes included: a risk free rate of 4.75%; volatility of 293%; an expected exercise term of 5 years; and no annual dividend rate. The Company capitalized and amortized the value of the warrant over the life of the lease and recorded the unamortized value of the warrant in other assets. For the years ended March 31, 2011 and 2010, the Company recognized warrant amortization of $0 and $2,970, respectively. As of March 31, 2010 the fair value of the warrant was fully amortized. On August 24, 2009, the Company entered into the second amendment to the lease for its manufacturing and office space. The amendment extended the lease for twelve months from the end of the existing lease term with a right to cancel the lease with a minimum of 120 day written notice at anytime as of November 30, 2009. In June 2010, Company entered into the third amendment to the lease for its manufacturing and office space. The amendment extended the lease for sixty months commencing July 1, 2010, with a right to cancel the lease with a minimum of 120 day written notice at anytime as of December 31, 2012, and adjusted the base lease payments to a range over the life of the agreement of $7,010 per month to $8,911 per month plus operating expenses.

On April 11, 2011, the Company entered into an office service agreement with Regis Management Group, LLC (Lessor) for six (6) executive offices located at 402 West Broadway, San Diego, CA 92101. The office service agreement is for a six-month period ending October 31, 2011 and is subject to automatic renewal unless terminated with 90 days prior notice. The office service agreements require aggregate base lease payments of approximately $9,250 per month.

Total rental expense was $170,358 and $144,728 for the years ended March 31, 2011 and 2010, respectively.

Future annual minimum payments under operating leases are as follows:

Years Ending March 31:
2012	$156,979
2013	96,153
2014	99,084
2015	104,793
2016	26,733
$483,742

Consulting and Engineering Services

Effective November 1, 2010, the Company entered into a Second Amendment to Master Consulting and Engineering Services Agreement (the "Second Amendment") with KLATU Networks, LLC ("KLATU"), which amended the Master Consulting and Engineering Services Agreement between the parties dated as of October 9, 2007 (the "Agreement"), as amended by the First Amendment to Master Consulting and Engineering Services Agreement between the parties dated as of April 23, 2009. The parties entered into the Second Amendment to clarify their mutual intent and understanding that all license rights granted to the Company under the Agreement, as amended, shall survive any termination or expiration of the Agreement. In addition, in recognition that the Company has paid KLATU less than the market rate for comparable services, the Second Amendment provides that if the Company terminates the Agreement without cause, which the Company has no intention of doing, or liquidates, KLATU shall be entitled to receive additional consideration for its services provided from the commencement of the Agreement through such date of termination, which additional compensation shall not be less than $2 million plus two times the "cost of work" (as defined in the Agreement). Any such additional compensation would be payable in three equal installments within 12 months following the date the amount of such additional compensation is determined.

The Master Consulting and Engineering Services Agreement dated October 9, 2007, as amended on April 23, 2009 and November 1, 2010, between CryoPort, Inc. and KLATU Networks, LLC provides a framework for KLATU to provide services to CryoPort. The agreement provides for one year terms ending on December 31 of each year, but it automatically renews for one year periods unless otherwise terminated. CryoPort can terminate the agreement upon 30 days notice. If CryoPort terminates the agreement, it has to pay KLATU a termination fee that will not be less than $2,000,000 plus two times the cost of work (as defined in the agreement) performed by KLATU under the agreement.

Litigation

The Company may become a party to product litigation in the normal course of business. The Company accrues for open claims based on its historical experience and available insurance coverage. In the opinion of management, there are no legal matters involving the Company that would have a material adverse effect upon the Company's financial condition or results of operations.

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions. The guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying consolidated balance sheets.

The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the States of California and Nevada. In connection with its facility lease, the Company has indemnified its lessor for certain claims arising from the use of the facility. The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement.

In connection with the Company's agreement with FedEx pursuant to which the Company leases to FedEx its cryogenic shippers, the Company has agreed to indemnify and hold harmless FedEx, its directors, officers, employees and agents from and against any and all claims, demands, causes of action, losses, damages, judgments, injuries and liabilities, including payment of attorney's fees. In addition, the Company has agreed to indemnify, defend and hold harmless FedEx, its Affiliates (including the corporate patent company), directors, officers, employees and agents from and against any and all Claims by third parties based on an allegation that the use of the Company's shippers infringes on any United States or foreign intellectual property right of such third parties, including any potential royalty payments and other costs and damages, reasonable attorneys' fees and out-of-pocket expenses reasonably incurred by FedEx. The duration of these indemnities survive the termination or expiration of the agreement.

Equity	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Equity [Abstract]
Equity

Note 8. Equity

Preferred Stock

On September 22, 2011, the Company's stockholders approved an amendment to the Company's Amended and Restated Articles of Incorporation to authorize a class of undesignated or "blank check" preferred stock, which had previously been approved by the Company's Board of Directors on July 19, 2011, consisting of 2,500,000 shares at $0.001 par value per share. Shares of preferred stock may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors.

Common Stock

During April 2011, the Company issued 36,090 shares of common stock upon the cashless exercise of warrants at an average exercise price of $0.77 per share.

During nine months ended December 31, 2011 the Company issued 742,380 shares of common stock upon the exercise of warrants at an exercise price of $0.77 per share for a total of $571,633 of cash proceeds.

Warrants and Options

During December 2011, the Company issued a warrant to purchase 155,844 shares of the Company's common stock at an exercise price of $0.77 per share and a five year life to a consultant for services to be rendered over two years. The Company recognized $3,947 in expense related to this warrant for the three and nine months ended December 31, 2011.

During July 2011, the Company issued a warrant to purchase 10,000 shares of the Company's common stock at an exercise price of $1.20 per share and a five year life to a consultant for services to be rendered within one year. The Company recognized $0 and $8,297 in expense related to this warrant for the three and nine months ended December 31, 2011, respectively.

During April 2011, the Company issued a warrant to purchase 2,500 shares of the Company's common stock at an exercise price of $1.38 per share and a five year life to a consultant for services to be rendered over three years. The Company recognized $280 and $689 in expense related to this warrant for the three and nine months ended December 31, 2011, respectively.

On March 7, 2011, the Company entered into an Advisory Services Agreement with Marc Grossman M.D. to provide strategic business advice for which he was issued a fully-vested warrant to purchase 200,000 shares of the Company's common stock at an exercise price of $0.77 per share, in addition to a fee of $125,000. The fair value of this warrant was $302,769 as calculated using Black-Scholes and was recorded as an other current asset. For the three and nine months ended December 31, 2011, the Company recognized $75,693 and $227,078, respectively, in expense related to this warrant and is included in selling, general and administrative in the accompanying condensed consolidated statements of operations. As of December 31, 2011 and March 31, 2011 the remaining amount of $50,460 and $277,538, respectively, is included in other current assets in the accompanying condensed consolidated balance sheets.

On May 10, 2010, the Company issued warrants to purchase an aggregate of 40,000 shares of the Company's common stock at an exercise price of $1.89 per share and a five year life to a consultant for services rendered through June 2011. The warrants vested as to 20,000 shares of common stock upon issuance with a fair value of $36,090 and as to 20,000 shares of common stock upon attainment of certain deliverables and were valued accordingly at each interim reporting date until the deliverables were completed on June 8, 2011. Upon completion of the deliverable, the fair value was $12,937 which resulted in the Company reversing $6,666 in expense previously recorded. The Company recognized an aggregate of $1,492 and $43,989 in expense related to these warrants for the three and nine months ended December 31, 2010, respectively.

Stock-based Compensation Plan Descriptions

The Company maintains three stock incentive plans, the 2002 Stock Incentive Plan (the "2002 Plan"), the 2009 Stock Incentive Plan (the "2009 Plan") and the 2011 Stock Incentive Plan (the "2011 Plan"). The 2002 Plan provides for grants of incentive stock options and nonqualified options to employees, directors and consultants of the Company to purchase the Company's shares at the fair value, as determined by management and the board of directors, of such shares on the grant date. The options are subject to various vesting conditions and generally vest over a three-year period beginning on the grant date and have seven to ten-year term. The 2002 Plan also provides for the granting of restricted shares of common stock subject to vesting requirements. The Company is authorized to issue up to 500,000 shares under this plan and has no shares available for future issuances as of December 31, 2011.

On October 9, 2009, the Company's stockholders approved and adopted the 2009 Plan, which had previously been approved by the Company's Board of Directors on August 31, 2009. The 2009 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights, and stock grant awards (collectively, "Awards") to employees, officers, non-employee directors, consultants and independent contractors of the Company. The 2009 Plan also permits the grant of awards that qualify for the "performance-based compensation" exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Internal Revenue Code. A total of 1,200,000 shares of the Company's common stock are authorized for the granting of Awards under the 2009 Plan. The number of shares available for future Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the 2009 Plan for stock splits, stock dividends, recapitalizations and other similar events. Awards may be granted under the 2009 Plan until the sooner of October 9, 2019 or until all shares available for Awards under the 2009 Plan have been purchased or acquired. The Company is authorized to issue up to 1,200,000 shares under this plan and as of December 31, 2011, the Company has 4,741 shares available for future Awards under the 2009 Plan.

On September 22, 2011, the Company's stockholders approved and adopted the 2011 Plan, which had previously been approved by the Company's Board of Directors on July 19, 2011. The 2011 Plan provides for the grant of Awards to employees, officers, non-employee directors and consultants of the Company. The Company's Compensation Committee has the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the 2011 Plan, subject to the limitations and other provisions of the 2011 Plan. A total of 2,300,000 shares of the Company's common stock are authorized for the granting of Awards under the 2011 Plan. The number of shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the 2011 Plan for stock splits, stock dividends, recapitalizations and other similar events. Awards may be granted under the 2011 Plan until September 21, 2021 or until all shares available for Awards under the 2011 Plan have been purchased or acquired unless the stockholders of the Company vote to approve an extension of the 2011 Plan prior to such expiration date. As of December 31, 2011, the Company has 2,293,527 shares available for future Awards under the 2011 Plan.

In addition to the stock options issued pursuant to the Company's three stock incentive plans, the Company has granted warrants to employees, officers, non-employee directors, consultants and independent contractors. The warrants are generally not subject to vesting requirements and have ten-year terms.

Summary of Assumptions and Activity

The Company uses Black-Scholes to recognize the value of stock-based compensation expense for all share-based payment awards. Determining the appropriate fair-value model and calculating the fair value of stock-based awards at the grant date requires considerable judgment, including estimating stock price volatility, expected option life and forfeiture rates. The Company develops estimates based on historical data and market information, which can change significantly over time. The Company used the following assumptions for stock options granted during the nine months ended December 31, 2011 and 2010:

	For the Nine Months Ended December 31, 2011	For the Nine Months Ended December 31, 2010
Stock options and warrants:
Expected term (in years)	5.91 to 7.44	3.50 to 6.48
Expected volatility	164% to 173%	142% to 179%
Risk free interest rate	1.15% to 2.87%	0.77% to 3.32%
Expected dividend	N/A	N/A

A summary of employee and director options and warrant activity for the nine month period ended December 31, 2011 is presented below:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Yrs)	Aggregate Intrinsic Value
Outstanding at March 31, 2011	1,525,896	$2.65
Granted	450,000	1.27
Exercised	—	—
Forfeited	(20,408)	2.86

Outstanding at December 31, 2011	1,955,488	$2.33	$7.53	$24,591

Exercisable at December 31, 2011	1,248,613	$3.03	$6.62	$19,078

For the nine months ended December 31, 2011 and 2010, the following represents the Company's weighted average fair value of options and warrants granted:

Period Ended:	Granted	Weighted Average Fair Value of Options and Warrants
December 31, 2011	450,000	$1.24
December 31, 2010	1,296,832	$0.69

There were options to purchase 15,000 and 450,000 shares of common stock granted to employees and no warrants issued during the three and nine months ended December 31, 2011. There were no warrants and stock options granted to employees and directors during the three months ended December 31, 2010. There were options to purchase an aggregate of 1,296,832 shares of common stock were granted to employees and directors and no warrants issued during the nine months ended December 31, 2010. In connection with the options granted and the vesting of prior options and warrants issued, during the three and nine months ended December 31, 2011 and 2010, the Company recorded total charges of $77,521 and $294,636 and $50,379 and $347,326, respectively, which have been included in selling, general and administrative expenses in the accompanying unaudited condensed consolidated statements of operations. The Company issues new shares from its authorized shares upon exercise of warrants or options.

As of December 31, 2011, there was $645,861 of total unrecognized compensation cost related to non-vested stock options and warrants which is expected to be recognized over a remaining weighted average vesting period of 2.55 years.

There were no exercises of options during the three and nine months ended December 31, 2011 and 2010.

Note 10. Stockholders' Equity

Common Stock

The Company's authorized capital consists of 250,000,000 shares of common stock, $0.001 par value per share. On February 5, 2010, the Company filed a Certificate of Amendment to Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada to effect a 10-to-1 reverse stock split of the Company's issued and outstanding shares of common stock. As of March 31, 2011 and 2010, 27,504,583 and 8,136,619 shares of common stock were issued and outstanding, respectively.

Fiscal Year 2010 Activity

In May 2009, $713,000 of the October 2007 Debentures was converted by the note holders. Using the conversion rate of $5.10 per share per the terms of the Debenture, 139,804 shares of registered common stock were issued to the investors.

On September 28, 2009, the Company issued 2,353 shares of common stock, in lieu of $12,000 in fees paid for services performed by Carpe DM, Inc., which were issued at a value of $5.10 per share.

In July 2009, the Company engaged an agent to solicit the holders of certain warrants to exercise their rights to purchase shares of the Company's common stock. Pursuant to the terms of the engagement, the Company agreed to pay the agent compensation of 5% of the gross proceeds totaling $76,632, which is included equity and netted against the gross proceeds in the accompanying consolidated balance sheet at March 31, 2010. In addition, the Company issued to the agent a warrant to purchase a number of shares of the Company's common stock equal to 5% of the number of shares issued in the exercise of the warrants, or a total of 23,952 warrants with a fair value of $98,256 or $4.10 per share. The warrant has an exercise price of $5.10 and will permit the agent or its designees to purchase shares of common stock on or prior to October 1, 2014. The fair value of warrants has been recorded as an offset to additional paid-in capital on the accompanying consolidated balance sheets. During the year ended March 31, 2010, the Company issued 479,033 shares of its common stock for gross cash proceeds of $1,437,100 from the exercise of warrants which resulted from the solicitation.

During July 2009, the Company entered into the July Agreement with the holders of the Company's Debentures (see Note 8). Pursuant to the terms of the July Agreement, the Holders (i) consented to the Company's issuance of convertible notes and warrants in connection with the Bridge Financing of up to $1,500,000 which commenced in March 2009, and (ii) waived, as it relates to the Bridge Financing, a covenant contained in the Debentures not to incur any further indebtedness, except as otherwise permitted by the Debentures. This Bridge Financing is more particularly described in Note 8 above under the caption "Private Placement Debentures." In addition, in connection with the July Agreement, the Company and Holders confirmed that (i) the exercise price of the warrants issued to the Holders in connection with their purchase of the Debentures had been reduced, pursuant to the terms of the warrants, to $5.10 as a result of the Bridge Financing, and (ii) as a result of the foregoing decrease in the exercise price, pursuant to the terms of the warrants, the number of shares underlying the warrants held by Holders of the Debentures had been proportionally increased by 404,350 pursuant to the terms of the warrant agreements (see Note 8).

In August 2009, the Company issued warrants to purchase 600 shares of common stock in lieu of payment to Gary C. Cannon, who then served as Corporate Legal Counsel for the Company and as a member of the Advisory Board, to purchase shares of the Company's common stock at an exercise price of $5.10 per share with a five year term. The exercise prices of these warrants are greater than or equal to the stock price of the Company's shares as of the date of grant. The fair market value of the warrants based on Black-Scholes of $2,799 was recorded as consulting and compensation expense and included in selling, general and administrative expenses during the year ended March 31, 2010. In July 2009, Mr. Cannon was given a 30 day notice of his termination as general legal counsel and advisor to the Company. During November 2009, the Company issued 4,314 shares of common stock to Mr. Cannon in lieu of payment for services for a total expense of $22,000 which has been included in selling, general and administrative expenses.

Effective September 1, 2009, in connection with the September Amendment with the holders of the Debentures, the exercise price of the Debenture Warrants was reduced to $4.50 per share which resulted in a proportionate increase in the number of shares that may be purchased upon the exercise of such warrants of 359,423 shares (see Note 8).

In September 2009, $100,000 of the October 2007 Debentures was converted by the note holder. Using the conversion rate of $4.50 per share per the terms of the Debentures, 22,222 share of registered common stock were issued to the investor.

On October 30, 2009, the Company issued 5,881 shares of common stock, in lieu of fees paid for services performed by the Board of Directors. These shares were issued at a value of $4.30 per share, for a total value of $25,288.

During October and November 2009, the holders of the October 2007 Debentures converted $370,000 principal into 82,222 shares of the Company's common stock at a conversion price of $4.50 per share per the terms of the Debentures (See Note 8).

During January, 2010, the holders of the October 2007 Debentures converted $200,000 principal into 44,444 shares of the Company's common stock at a conversion price of $4.50 per share per the terms of the Debentures (see Note 8).

On February 19, 2010, we entered into the 2010 Amendment with the holders of our Debentures (see Note 8). Pursuant to the 2010 Amendment, the holders each converted $1,357,215 in principal amount of the outstanding principal balance of such holder's debenture in exchange for a number of shares of common stock determined by dividing such principal amount by the unit offering price. Based on the public offering price of $3.00 per unit, each holder received a total of 452,405 shares of common stock upon conversion. The conversion price of the remaining outstanding balance of each debenture was reset to $3.00 based on the Company's public offering price. As a result of the conversion of an aggregate of $2,714,430 outstanding principal, the Company reclassified a portion of the derivative liability related to the conversion feature of the Debentures of $1,450,605 to additional paid-in capital. In addition, pursuant to the 2010 Amendment, certain anti-dilution provisions contained in the debentures and warrants held by the debenture holders were terminated along with the right to maintain a fully-diluted ownership of our common stock equal to 34.5%, which resulted in the reclassification of $9,009,329 of derivative liability related to the embedded conversion features and warrants to additional paid-in capital. Pursuant to the terms of the 2010 Amendment, the exercise price of the warrants currently held by the debenture holders was reset to equal the exercise price of the warrants included as part of the units sold in the Company's public offering (110% of the unit offering price or $3.30 per share) and the exercise period was extended to January 1, 2015.

On February 25, 2010 the Company completed a public offering of units consisting of 1,666,667 shares of the Company's common stock and 1,666,667 warrants to purchase one share of the Company's common stock for gross proceeds of $5,000,001 and net cash proceeds of approximately $3,742,097. Each unit consisting of one share, together with one warrant to purchase one share, was priced at $3.00. The warrants issued as part of the offering have an exercise price of $3.30 and a term of 5 years. In addition, the Company issued a warrant to purchase 83,333 shares of the Company's common stock to the underwriter's representative at an exercise price of $3.75 with a 5 year term and have a fair value of $199,043 based on Black-Scholes. Pursuant to the offering, the Company issued to an investment banker warrants to purchase 17,500 shares of the Company's common stock with a fair value of $41,939, which represented 7% of the warrants issued to the holders of the Company's Debentures participating in the public offering, at an exercise price of $3.30 per share and a 5 year term.

During the year ended March 31, 2010, the Company issued to the purchasers of the Private Placement Debentures warrants to purchase an aggregate of 51,824 shares of common stock at an initial exercise price of $5.10. In February 2010, immediately prior to the Company's public offering, the holders of the Private Placement Debentures converted the aggregate principal balance of $1,381,500 and accrued interest of $78,701 into 519,186 shares of the Company's common stock at a conversion price of $2.81 in prepayment of all amounts due. As a result of the conversion of all outstanding amounts, the Company reclassified the derivative liability for the embedded conversion feature of $273,465 to additional paid-in capital. In addition, pursuant to the anti-dilution provisions contained in the Private Placement Warrant agreements, the exercise price of the Private Placement Warrants was reset from $5.10 per share to $2.81 per share (see Notes 8 and 9).

On March 23, 2010, the Company issued warrants to purchase 15,000 shares of the Company's common stock with a fair value of $27,426 to an agent for continued shareholder support at an exercise price of $1.91 per share. The warrants were recorded in equity with a corresponding charge to general and administrative expense.

During the year ended March 31, 2010, the Company issued 20,000 warrants to purchase shares of the Company's common stock to various placement agents. The warrants were issued in April 2009 with a fair value of $87,448 and an exercise price of $5.10 and were classified as derivative liabilities. The exercise price of these warrants was reset to $3.30 per share from $5.10 per share on February 25, 2010 pursuant to the anti-dilution provisions contained in the warrant agreements, and an additional 10,909 warrant shares were issued for an aggregate total of 30,909 warrants (see Note 9).

During the year ended March 31, 2010, the Company modified the terms of 54,676 warrants to purchase shares of the Company's common stock which were previously issued to various placement agents and currently classified as derivative liabilities. In April 2009, the exercise price of the warrants was reduced from $8.40 per share to $6.00 per share and the expiration date was extended to 5 years from the date of modification. On February 25, 2010, the exercise price of the warrants was reduced from $6.00 per share to $3.30 per share pursuant to the anti-dilution provisions contained in the warrant agreements and an additional 44,735 warrant shares were issued, for an aggregate total of 99,411 warrant shares. See Note 9 for a discussion of the accounting impact.

During the year ended March 31, 2010, the Company issued 4,719 shares of common stock upon the cashless exercise of a total of 11,640 warrants at an average exercise price of $2.80 per share and 11,034 shares of common stock upon the cashless exercise of a total of 11,900 options at an average exercise price of $0.40 per share.

During the year ended March 31, 2010, the Company issued 20,942 shares of common stock the resale of which was registered pursuant to Form S-8 in lieu of fees paid for services performed by consultants. On April 13, 2009 and June 11, 2009, the Company filed the related Forms S-8 with the SEC. These shares were issued at a value of $5.10 per share with a total value of $106,806 which has been included in selling, general and administrative expenses for the year ended March 31, 2010.

During the year ended March 31, 2010, the Company converted interest payments due on the Debentures totaling $171,253 into 42,814 shares of common stock using the conversion rate of $4.00 per share.

During the year ended March 31, 2010, a total of 21,000 warrants and 190,553 stock options with a weighted average fair value of $3.53 per share were granted to employees and directors (see Note 11).

During the year ended March 31, 2010, the Company issued 16,253 warrants with a fair value of $63,396 or $3.90 per share for commissions due in connection with the Company's Private Placement Debentures (see Note 8).

Fiscal Year 2011 Activity

In April 2010, the Company issued 13,636 shares of unrestricted common stock in lieu of fees paid to various consultants for services incurred in fiscal year 2010 pursuant to the Company's Form S-8 filed on April 27, 2010. These shares were issued at a value of $1.76 per share for a total cost of $23,999 which is included in accounts payable and accrued expenses and selling, general and administrative expense as of and for the year ended March 31, 2010 in the accompanying consolidated financial statements.

In May 2010, the Company granted 40,000 warrants to a consultant to purchase shares of the Company's common stock with an exercise price of $1.89. Of the 40,000 warrants, 20,000 warrants with a fair value of $36,030 vested upon issuance and is included in selling, general and administrative expenses in the accompanying consolidated statements of operations. The remaining 20,000 shares vest upon completion of certain key milestones (see Note 12).

During August 2010, the Company closed its first round of a private placement financing to institutional and accredited investors resulting in the issuance of units consisting of 4,699,550 shares of common stock and warrants to purchase 4,699,550 shares of common stock at an exercise price of $0.77 per share, for gross cash proceeds of $3,289,701 and net cash proceeds of $2,990,953. Each unit consisting of one share of common stock, together with one warrant to purchase one share of common stock, was priced at $0.70. Certain investors that had invested in the Company's public offering that was completed on February 25, 2010 were issued additional warrants with the same terms to purchase an aggregate of 448,333 shares of common stock in connection with this private placement. The fair market value of the warrants issued to prior investors of $307,794 was based on Black-Scholes and recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. In connection with the closing of this first round of financing, the Company paid a 7% fee to the placement agents of $230,279 and issued warrants to purchase 657,940 shares of the Company's common stock, at an exercise price of $0.77, which are immediately exercisable and have a term of five years. The fair market value of the warrants issued to the placement agents of $449,938 was based on Black-Scholes and was recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. The Company incurred additional legal and accounting fees of $36,207 in connection with the first round of financing.

During September 2010, the Company received a $29,067 credit for financing fees which were reclassed to additional paid-in capital during the year ended March 31, 2010, and offset against the proceeds related to the February 2010 public offering.

On October 14, 2010, the Company closed on its second round of a private placement financing of its securities to certain institutional and accredited investors that commenced in August 2010. In connection with the second closing of the private placement financing, the Company received aggregate gross proceeds of $583,001 and net cash proceeds of $416,726. The investors purchased an aggregate of 832,868 units priced at $0.70 per unit, with each unit consisting of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $0.77 per share. The warrants are immediately exercisable and have a term of five years. In connection with this second round of financing, the Company paid a 7% fee to the placement agents of $40,811 and issued a warrant to purchase 116,602 shares of Common Stock at an exercise price of $0.77 per share, which are immediately exercisable and have a term of five years. The fair market value of the warrants issued to the placement agents of $85,719 was based on Black-Scholes and was recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. The Company incurred additional legal and accounting fees of $122,964 in connection with the second round of financing.

Pursuant to the Registration Rights Agreement, on October 19, 2010, the Company filed a registration statement on Form S-1 with the Securities and Exchange Commission ("SEC") registering the resale of the 12,287,711 shares of common stock issued to the investors that participated in both the first closing of the private placement during August 2010 and the second closing of the private placement during October 2010, and the shares of common stock underlying the warrants issued to the investors and placement agents in both closings. The registration statement was declared effective by the SEC on December 29, 2010.

During January 2011, the holders of the October 2007 Debentures converted $200,000 principal into 66,666 shares of the Company's common stock at a conversion price of $3.00 per share per the terms of the Debentures (see Note 8).

On February 4, 2011, the Company consummated the first closing of a private placement to accredited investors resulting in the issuance of units consisting of 6,335,318 shares of common stock and warrants to purchase 6,335,318 shares of common stock at an exercise price of $0.77, for gross cash proceeds of $4,434,722. On February 14, 2011, the Company completed the second closing of this same private placement resulting in the issuance of units consisting of 7,026,771 shares of common stock and warrants to purchase 7,026,771 shares of common stock at an exercise price of $0.77, for gross cash proceeds of $4,918,740. In both closings, each unit consisting of one share, together with one warrant to purchase one share, was priced at $0.70 for aggregate gross proceeds of $9,353,462. Aggregate net proceeds which reflect placement agent fees, legal and accounting fees were $8,041,880. In addition, as part of the compensation to the selling agents, warrants to purchase 2,393,826 shares of common stock were issued to the agents. The warrants issued to the investors and selling agents are immediately exercisable and have a term of five years. The fair market value of the warrants issued to the placement agents of $2,153,397 was based on Black-Scholes and was recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. The Company was obligated to file a registration statement with the SEC registering the resale of the shares of common stock issued to the investors and the shares of common stock underlying the warrants issued to the investors within ninety (90) days following the close of the transaction.

On March 4, 2011, the Company granted a warrant to a related party (see Note 7) to purchase 200,000 shares of common stock with an exercise price of $0.77 valued at $302,769 as calculated using Black Scholes. The assumptions used under Black-Scholes included: a risk free rate of 2.17%; volatility of 179%; a term of 5.01 years; and no annual dividend rate. The warrant was issued pursuant to a one year consulting agreement and vested upon issuance. The Company recorded $277,538 as an other current asset and recognized $25,231 in selling, general and administrative expense for the year ended March 31, 2011 in the accompanying consolidated financial statements.

Pursuant to the Registration Rights Agreement, on April 22, 2011, the Company filed a registration statement on Form S-1 with the SEC registering the resale of 40,943,178 shares of common stock issued to the investors that participated in the February 2011 private placement, the private placement which occurred during August 2010 and October 2010, the shares of common stock underlying the warrants issued to the investors and placement agents in both private placements and the underlying shares of common stock which will be issued upon exercise of the publicly traded warrants that were issued as part of the public offering of units the occurred in February 2010.

During the year ended March 31, 2011, the Company issued 36,371 warrants to purchase shares of the Company's common stock to various placement agents pursuant to the anti-dilution provisions contained in their original warrant agreements (see Note 9). The anti-dilution provisions were triggered as a result of the Company's private placements which occurred in August 2010 and February 2011. An aggregate of 166,691 placement agent warrants were classified as derivative liabilities at March 31, 2011, and had a fair value of $156,497 and an exercise price of $2.58 (reduced from an exercise price of $3.30 at March 31, 2010).

During the year ended March 31, 2011, the Company reclassified $128,276 of derivative liability related to the Private Placement Warrants to additional paid-in capital (see Note 9).

During the year ended March 31, 2011, the Company issued 274,500 shares of common stock upon the exercise of warrants at an exercise price of $0.77 per share and 4,594 shares of common stock upon the exercise of options at an exercise price of $0.40 per share.

During the year ended March 31, 2011, the Company issued 114,061 shares of common stock upon the cashless exercise of a total of 209,525 warrants at an exercise price of $0.77 per share.

During the year ended March 31, 2011, stock options to purchase a total of 1,296,832 shares of the Company's common stock with a weighted average value of $0.69 per share were granted to employees and directors. Included in this amount were stock options to purchase 362,232 shares of the Company's common stock issued to the Company's Chief Executive Officer in lieu of a cash bonus for fiscal year 2010. As of and for the year ended March 31, 2010, this bonus was included in accrued compensation and related expenses and selling, general and administrative expenses in the accompanying consolidated financial statements (see Note 11).

Warrants Outstanding:

A summary of the Company's warrant activity (other than those warrants issued to the Company's employees, officers, directors and related consultants presented in the Stock Compensation Plan Section below) and related information during the 2011 fiscal year follows:

	Number of Shares	Weighted- Average Exercise Price	Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at April 1, 2010	5,227,677	$3.43		$
Granted	22,787,582	$0.78
Exercised	(388,561)	$0.77			279,953
Forfeited	(95,464)	$0.77
Expired	(21,420)	$6.99

Outstanding at March 31, 2011	27,509,814	$1.27	4.55		$14,003,125

Exercisable	27,489,814	$1.27	4.54		$14,003,125

At March 31, 2010 the number of unvested warrants was 20,000. The following summary information reflects outstanding warrants to purchase shares of the Company's common stock as of March 31, 2011 and other related details:

	Warrants Outstanding
Year of Grant (as of March 31)	Exercise Price	Number Outstanding	Remaining Contractual Life (Years)
2008	$1.50 – $15.00	1,777,153	3.69
2009	$2.81 – $8.50	659,881	3.60
2010	$1.91 – $5.10	2,769,223	3.81
2011	$0.77 – $2.74	22,303,557	4.73

		27,509,814

Subsequent Events	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

Note 9. Subsequent Events

On February 17, 2012, the Company and certain institutional and accredited investors executed a definitive securities purchase agreement pursuant to which such investors subscribed to purchase an aggregate of 9,119,100 units at a purchase price of $0.55 per unit, with each unit consisting of one share of the Company's common stock and one warrant to purchase one share of the Company's common stock at an exercise price of $0.69 per share, for aggregate gross proceeds of $5,015,506. The initial closing will occur on February 22, 2012, upon the release of gross proceeds of $3,737,565 from escrow, with the remaining gross proceeds anticipated to be released by February 24, 2012. The warrants are immediately exercisable and have a term of five years. The Company intends to use the net proceeds from the private placement for working capital purposes.

Craig-Hallum Capital Group LLC acted as the lead placement agent, and Emergent Financial Group, Inc. served as co-placement agent, in this transaction and will receive, in the aggregate, commissions of $432,410, plus reimbursement of out-of-pocket expenses not to exceed $40,000, and 239,055 warrants to purchase shares of the Company's common stock at an initial exercise price of $0.69 per share.

In connection with the private placement, the Company is obligated to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock issued to the investors and the shares of common stock underlying the warrants issued to the investors within thirty (30) days following the close of the transaction (the "Filing Deadline"). In addition, the Company is obligated to have the registration statement declared effective by the SEC by (1) the earlier of (i) the date that is sixty (60) days after the date that the registration statement is actually filed or (ii) the date that is sixty (60) days after the Filing Deadline; or (2) in the event of a full review of the registration statement by the SEC, the earlier of (x) the date that is ninety (90) days after the date that the registration Statement is actually filed or (y) the date that is ninety (90) days after the Filing Deadline. In the event registration is delayed or is not declared effective within the foregoing time frames, the Company is required to make certain monthly payments, in cash or shares of common stock equal to 2% or 3% of initial investment, respectively.

Because the consummation of the above private placement would have triggered defaults under the Company's currently outstanding convertible notes, the Company obtained a consent and waiver from the holders of the convertible notes ("Convertible Note Holders") with respect to these defaults and their consent to the private placement. In consideration for such waiver and consent, the Company issued to the Convertible Note Holders warrants to purchase an aggregate of 280,000 shares of the Company's common stock at an exercise price of $0.69 per share. The warrants have terms identical to the warrants issued to the investors in the private placement. In addition, the Company deposited an amount equal to $444,168 (representing the current outstanding principal balance of one of the Convertible Note Holders) into an escrow account that provides for disbursements to this Convertible Note Holder in accordance to the current schedule of payments for the outstanding convertible note.

Note 16. Subsequent Events

On April 4, 2011, CryoPort, Inc. (the "Company") named Mark Englehart, 53, as the Company's Chief Commercial Officer. Mr. Englehart has more than 30 years of marketing, sales and product commercialization experience in the pharmaceutical, biotechnology and contract research organization industries.

On May 25, 2011, the Board of Directors of CryoPort, Inc. (the "Company"), elected Karen M. Muller to the Board of Directors to fill the vacancy created by the recent passing of Mr. Hank Bonde. Ms. Muller was expected to be appointed to the Audit Committee, Compensation Committee and Governance and Nominating Committee of the Board of Directors on June 23, 2011.

In April 2011, the Company issued 171,428 shares of common stock upon the exercise of warrants at an average exercise price of $0.77 per share for total gross proceeds of $132,000.

In April 2011, the Company issued 36,090 shares of common stock upon the cashless exercise of a total of 85,714 warrants at an average exercise price of $0.77 per share.

Inventories	12 Months Ended
Mar. 31, 2011
Inventories [Abstract]
Inventories

Note 2. Inventories

Inventories consist of the following:

	March 31, 2011	March 31, 2010
Raw materials	$37,739	$—
Finished goods	6,485	—

	$44,224	$—

The Company's inventories consists of accessories that are sold and shipped to customers along with pay-per-use containers and are not returned to the Company along with the containers at the culmination of the customer's shipping cycle. Inventories are stated at the lower of standard cost or current estimated market value. Cost is determined using the standard cost method which approximates the first-in, first-to-expire method.

Property And Equipment	12 Months Ended
Mar. 31, 2011
Property And Equipment [Abstract]
Property And Equipment

Note 3. Property and Equipment

Equipment and leasehold improvements and related accumulated depreciation and amortization are as follows:

	March 31,
	2011	2010
Cryogenic shippers	$689,757	$449,734
Furniture and fixtures	3,284	3,284
Machinery and equipment	355,303	340,169
Leasehold improvements	19,426	19,426

	1,067,770	812,613
Less accumulated depreciation and amortization	(398,190)	(253,372)

	$669,580	$559,241

During its early years, the Company's limited revenue was derived from the sale of our reusable product line. The Company's current business plan focuses on per-use leasing of shipping containers and added-value services that will be used by us to provide an end-to-end and cost-optimized shipping solutions.

Total depreciation and amortization expense related to property and equipment amounted to $164,316 and $80,746 for the years ended March 31, 2011 and 2010, respectively.

Intangible Assets	12 Months Ended
Mar. 31, 2011
Intangible Assets [Abstract]
Intangible Assets

Note 4. Intangible Assets

Intangible assets are comprised of patents and trademarks and software developed for internal uses. The gross book values and accumulated amortization as of March 31, 2011 and 2010 were as follows:

	March 31,
	2011	2010
Patents and trademarks	$91,354	$91,354
Software development costs	479,131	355,081

	570,485	446,435
Less accumulated amortization	(215,631)	(134,470)

	$354,854	$311,965

Amortization expense for intangible assets for the years ended March 31, 2011 and 2010 was $81,161 and $69,347, respectively. All of the Company's intangible assets are subject to amortization.

Years Ending March 31,	Patents and Trademarks	Software	Total Intangibles
2012	$8,533	$95,804	$104,337
2013	8,533	95,804	104,337
2014	8,506	77,116	85,622
2015	7,460	29,253	36,713
2016	7,047	16,798	23,845

	$40,079	$314,775	$354,854

Fair Value Measurements	12 Months Ended
Mar. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 5. Fair Value Measurements

The Company determines the fair value of its derivative instruments using a three-level hierarchy for fair value measurements which these assets and liabilities must be grouped, based on significant levels of observable or unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions. This hierarchy requires the use of observable market data when available. These two types of inputs have created the following fair-value hierarchy:

Level 1—Valuations based on unadjusted quoted market prices in active markets for identical securities. Currently the Company does not have any items classified as Level 1.

Level 2—Valuations based on observable inputs (other than Level 1 prices), such as quoted prices for similar assets at the measurement date; quoted prices in markets that are not active; or other inputs that are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement, and involve management judgment. The Company uses the Black-Scholes option pricing model to determine the fair value of the instruments. If the inputs used to measure fair value fall in different levels of the fair value hierarchy, a financial security's hierarchy level is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the Company's warrants measured at fair value on a recurring basis as of March 31, 2011 and March 31, 2010 classified using the valuation hierarchy:

	Level 3 Carrying Value March 31, 2011	Level 3 Carrying Value March 31, 2010
Derivative Liabilities	$156,497	$334,363

The following table provides a reconciliation of the beginning and ending balances for the Company's derivative liabilities measured at fair value using Level 3 inputs:

	2011	2010
Balance at April 1	$334,363	$—
Cumulative effect of change in accounting principle (see Note 9)	—	16,470,718
Derivative liability added—warrants	—	389,781
Derivative liability added—conversion option	—	788,631
Reclassification of conversion feature to equity upon conversions of notes	—	(2,728,459)
Reclassification of conversion feature and warrants to equity upon modification of terms (no longer derivative instruments)	—	(9,009,329)
Change in fair value	(49,590)	(5,576,979)
Reclassification of warrants to equity upon fixing exercise price	(128,276)	—

Balance at March 31,	$156,497	$334,363

Stock Compensation Plan	12 Months Ended
Mar. 31, 2011
Stock Compensation Plan [Abstract]
Stock Compensation Plan

Note 11. Stock Compensation Plan

The Company accounts for share-based payments to employees and directors in accordance with share-based payment accounting literature which requires all share-based payments to employees and directors, including grants of employee stock options and warrants, to be recognized in the consolidated financial statements based upon their fair values. The Company uses Black-Scholes to estimate the grant-date fair value of share-based awards. Fair value is determined at the date of grant. The consolidated financial statement effect of forfeitures is estimated at the time of grant and revised, if necessary, if the actual effect differs from those estimates. The estimated average forfeiture rate for the years ended March 31, 2011 and 2010 was zero, as the Company has not had a significant history of forfeitures and does not expect forfeitures in the future.

Cash flows resulting from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options or warrants to be classified as financing cash flows. Due to the Company's loss position, there were no such tax benefits during the years ended March 31, 2011 and 2010.

Plan Descriptions

The Company maintains two stock option plans, the 2002 Stock Incentive Plan (the "2002 Plan") and the 2009 Stock Incentive Plan (the "2009 Plan"). The 2002 Plan provides for grants of incentive stock options and nonqualified options to employees, directors and consultants of the Company to purchase the Company's shares at the fair value, as determined by management and the board of directors, of such shares on the grant date. The options are subject to various vesting conditions and generally vest over a three-year period beginning on the grant date and have seven to ten-year term. The 2002 Plan also provides for the granting of restricted shares of common stock subject to vesting requirements. The Company is authorized to issue up to 500,000 shares under this plan and has 318,136 shares available for future issuances as of March 31, 2011.

On October 9, 2009, the Company's stockholders approved and adopted the 2009 Plan, which had previously been approved by the Company's Board of Directors on August 31, 2009. The 2009 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights, and stock grant awards (collectively, "Awards") to employees, officers, non-employee directors, consultants and independent contractors of the Company. The 2009 Plan also permits the grant of awards that qualify for the "performance-based compensation" exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Internal Revenue Code. A total of 1,200,000 shares of the Company's common stock are authorized for the granting of Awards under the 2009 Plan. The number of shares available for future awards, as well as the terms of outstanding awards, is subject to adjustment as provided in the 2009 Plan for stock splits, stock dividends, recapitalizations and other similar events. Awards may be granted under the 2009 Plan until October 9, 2019 or until all shares available for awards under the 2009 Plan have been purchased or acquired. The Company is authorized to issue up to 1,200,000 shares under this plan and has 209,724 shares available for future issuances as of March 31, 2011.

In addition to the stock options issued pursuant to the Company's two stock option plans, the Company has granted warrants to employees, officers, non-employee directors, consultants and independent contractors. The warrants are generally not subject to vesting requirements and have ten-year terms.

As of March 31, 2011, a total of 136,401 and 976,640 shares of common stock were reserved for issuance under the 2002 and 2009 Stock Plans, respectively, and a total of 312,855 shares of common stock were reserved for issuance upon exercise of outstanding warrants. A summary of the Company's employee and director stock option and warrant activity and related information during the 2011 fiscal year follows:

	Number of Shares	Weighted-Average Exercise Price	Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at April 1, 2010	555,203	$6.22		$
Granted	1,296,832	$0.72
Exercised	(4,594)	$0.40			4,594
Canceled	(421,545)	$1.11

Outstanding and expected to vest at March 31, 2011	1,425,896	$2.75	7.75		$709,703

Exercisable at March 31, 2011	993,396	$3.55	7.15		$418,573

The following summary information reflects stock options and warrants outstanding, vesting and related details as of March 31, 2011:

Year of Grant (as of March 31)	Exercise Price	Stock Options and Warrants Outstanding
		Number Outstanding	Remaining Contractual Life (Years)	Vested and Exercisable
2003	$10.00	5,000	2.59	5,000
2004	6.00	20,000	3.26	20,000
2005	0.40 – 6.00	22,201	2.30	22,201
2007	2.80 – 10.00	111,335	5.45	111,335
2008	7.50 – 10.80	88,780	6.77	88,780
2009	5.10 – 10.50	91,740	7.71	91,740
2010	4.30 – 8.30	107,008	6.07	84,008
2011	0.66 – 2.00	979,832	8.53	570,332
		1,425,896		993,396

The Company uses Black-Scholes to recognize the value of stock-based compensation expense for all share-based payment awards. Determining the appropriate fair-value model and calculating the fair value of stock-based awards at the grant date requires considerable judgment, including estimating stock price volatility, expected option life and forfeiture rates. The Company develops estimates based on historical data and market information, which can change significantly over time. Black-Scholes requires the Company to make several key judgments including:

•

The expected option term reflects the application of the simplified method set out in SAB No. 107 Share-Based Payment (SAB 107), which was issued in March 2005. In December 2007, the SEC released Staff Accounting Bulletin No. 110 (SAB 110), which extends the use of the "simplified" method, under certain circumstances, in developing an estimate of expected term of "plain vanilla" share options. Accordingly, the Company has utilized the average of the contractual term of the options and the weighted average vesting period for all options and warrants to calculate the expected option term.

•	Estimated volatility also reflects the historical volatility pattern of the Company's share price.

•	The dividend yield is based on the Company's historical pattern of dividends as well as expected dividend patterns.

•	The risk-free rate is based on the implied yield of U.S. Treasury notes as of the grant date with a remaining term approximately equal to the expected term.

•

Estimated forfeiture rate of 0% per year is based on the Company's historical forfeiture activity of unvested stock options. The Company used the following assumptions for stock options and warrants granted during the years ended March 31, 2011 and 2010:

Years Ended March 31,
	2011	2010
Risk-free interest rate	0.77% – 3.32%	1.38% – 3.04%
Expected volatility	142% – 179%	179% – 197%
Expected life (in years)	3.50 – 6.48	3.50 – 6.02
Expected dividend yield	N/A	N/A

For the years ended March 31, 2011 and 2010, the weighted-average fair value of the Company's stock option and warrant grants are as follows:

Grant Year	Granted	Weighted Average Fair Value of Options and Warrants
March 31, 2011	1,296,832	$0.69
March 31, 2010	211,553	$3.53

There were no warrants and 1,296,832 stock options granted to employees and directors during the year ended March 31, 2011, and 21,000 warrants and 190,553 stock options for an aggregate of 211,553 shares granted to employees and directors during the year ended March 31, 2010. In connection with the warrants and options granted and the vesting of prior warrants issued, during the years ended March 31, 2011 and 2010, the Company recorded total charges of $396,696 and $559,561, respectively, which have been included in selling, general and administrative expenses in the accompanying consolidated statements of operations. The Company issues new shares from its authorized shares upon exercise of warrants or options.

As of March 31, 2011, there was $286,821 of total unrecognized compensation cost, related to non-vested stock options and warrants, which is expected to be recognized over a remaining weighted average vesting period of 1.83 years.

The aggregate intrinsic value of stock options and warrants exercised during the years ended March 31, 2011 and 2010 was $4,594 and $79,964, respectively.

Equity Instruments Issued To Non-Employees For Acquiring Goods Or Services	12 Months Ended
Mar. 31, 2011
Equity Instruments Issued To Non-Employees For Acquiring Goods Or Services [Abstract]
Equity Instruments Issued To Non-Employees For Acquiring Goods Or Services

Note 12. Equity Instruments Issued to Non-Employees for Acquiring Goods or Services

Issuances of the Company's common stock for acquiring goods or services are measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The measurement date for the fair value of the equity instruments issued to consultants or vendors is determined at the earlier of (I) the date at which a commitment for performance to earn the equity instruments is reached (a "performance commitment" which would include a penalty considered to be of a magnitude that is a sufficiently large disincentive for nonperformance) or (ii) the date at which performance is complete. When it is appropriate for the Company to recognize the cost of a transaction during financial reporting periods prior to the measurement date, for purposes of recognition of costs during those periods the equity instrument is measured at the then-current fair values at each of those interim financial reporting dates.

On May 11, 2010, the Company granted an aggregate of 40,000 warrants to purchase shares of the Company's common stock at an exercise price of $1.89 to a consultant for services to be rendered through March 31, 2011 or until the related deliverables are met. Of the total warrants, 20,000 warrants vested upon issuance with a fair value of $36,090; the assumptions used under Black-Scholes included: a risk free rate of 2.26%, volatility of 177%, an expected exercise term of 5.0 years and no annual dividend rate. The remaining 20,000 warrants will vest based upon attainment of certain deliverables and are valued accordingly at each interim reporting date until the deliverables are completed. The Company recognized an aggregate of $55,693 in selling, general and administrative expense related to these warrants for the year ended March 31, 2011 in the accompanying consolidated statements of operations.

On March 4, 2011, the Company granted a warrant to a related party to purchase 200,000 shares of common stock with an exercise price of $0.77 valued at $302,769 as calculated using the Black Scholes option pricing model. The warrant was issued pursuant to a one year consulting agreement and vested upon issuance. The assumptions used under Black-Scholes included: a risk free rate of 2.17%, volatility of 179%, a term of 5.01 years and no annual dividend rate. The Company recorded $277,538 as an other current asset and recognized $25,231 in selling, general and administrative expense for the year ended March 31, 2011 in the accompanying consolidated financial statements.

Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 14. Income Taxes

Significant components of the Company's deferred tax assets as of March 31, 2011 and 2010 are shown below:

	2011	2010
Deferred tax asset:
Net operating loss carryforward	$8,661,000	$10,938,000
Research credits	28,000	24,000
Expenses recognized for granting of options and warrants	927,000	800,000
Accrued expenses and reserves	41,000	104,000
Valuation allowance	(9,657,000)	(11,866,000)

	$—	$—

Based on the weight of available evidence, the Company's management has determined that it is more likely than not that the net deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company's income tax provision consists of state minimum taxes.

The income tax provision differs from that computed using the federal statutory rate applied to income before taxes as follows:

	2011	2010
Computed tax benefit at federal statutory rate	$(2,091,000)	$(1,920,000)
State tax, net of federal benefit	(307,000)	(645,000)
Warrant MTM Adjustment	(17,000)	—
Permanent items and other	4,625,600	(3,226,400)
Valuation allowance	(2,209,000)	5,793,000

	$1,600	$1,600

At March 31, 2011, the Company has federal and state net operating loss carryforwards of approximately $21,743,000 and $21,706,000 which will begin to expire in 2020 and 2014, respectively, unless previously utilized. At March 31, 2011, the Company has federal and California research and development tax credits of approximately $17,000 and $16,000, respectively. The federal research tax credit begins to expire in 2026 unless previously utilized and the California research tax credit has no expiration date.

Utilization of the net operating loss and research and development carryforwards might be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as similar state and foreign provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an "ownership change" as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups. Since the Company's formation, the Company has raised capital through the issuance of capital stock on several occasions which, combined with the purchasing stockholders' subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future upon subsequent disposition.

The Company has not completed a study to assess whether an ownership change has occurred. If the Company has experienced an ownership change, utilization of the NOL or R&D credit carryforwards would be subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of the Company's stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL or R&D credit carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Due to the existence of the valuation allowance, future changes in the Company's unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.

FASB ASC Topic 740, Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in the financial statements, provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition threshold. The Company did not record any unrecognized tax benefits upon adoption of Accounting for Uncertainty in Income Taxes. The Company's policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense.

The Company does not have any unrecognized tax benefits that will significantly decrease or increase within 12 months of March 31, 2011. The Company is subject taxation in the US and the state of California.

As of March 31, 2011, the Company is no longer subject to U.S. federal examinations for years before 2007 and for California franchise and income tax examinations before 2006. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the net operating loss carry forward amount. The Company is not currently under examination by U.S. federal or state jurisdictions.

Quarterly Results Of Operations	12 Months Ended
Mar. 31, 2011
Quarterly Results Of Operations [Abstract]
Quarterly Results Of Operations

Note 15. Quarterly Results of Operations (unaudited)

The following table sets forth a summary of our unaudited quarterly operating results for each of the last eight quarters in the period ended March 31, 2011. This data has been derived from our unaudited consolidated interim financial statements which, in our opinion, have been prepared on substantially the same basis as the audited financial statements contained elsewhere in this report and include all normal recurring adjustments necessary for a fair presentation of the financial information for the periods presented. These unaudited quarterly results should be read in conjunction with our financial statements and notes thereto included elsewhere in this report. The operating results in any quarter are not necessarily indicative of the results that may be expected for any future period (in thousands except earnings per share).

	Quarter Ended
	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
	(Unaudited)
Revenues:	$100	$100	$124	$152	$75	$21	$8	$14

Cost of revenues	274	257	378	395	259	133	177	149

Gross loss	(174)	(157)	(254)	(243)	(184)	(112)	(169)	(135)

Research and development	107	105	115	122	15	89	93	88
Selling, general and administrative	1,182	1,081	1,114	943	1,114	690	779	729

Total operating expenses	1,289	1,186	1,229	1,065	1,129	779	872	817

Loss from operations	(1,463)	(1,343)	(1,483)	(1,308)	(1,313)	(891)	(1,041)	(952)
Other income (expense), net	(394)	(114)	(27)	(19)	747	3,342	(6,144)	602

Income (loss) before income taxes	(1,857)	(1,457)	(1,510)	(1,327)	(566)	2,451	(7,185)	(350)

Income taxes	—	—	—	2	—	—	2	—

Net income (loss)	$(1,857)	$(1,457)	$(1,510)	$(1,329)	$(566)	$2,451	$(7,187)	$(350)

Net income (loss) per common share: Basic	(0.09)	(0.11)	(0.15)	(0.16)	(0.09)	0.50	(1.56)	(0.08)

Weighted average common shares outstanding:
Basic	21,346	13,565	10,269	8,146	6,242	4,912	4,615	4,294

Diluted	21,346	13,565	10,269	8,146	6,242	6,577	4,615	4,294